UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Tompkins Financial Corporation
(Name of Registrant as Specified In Its Charter)

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March 27, 2020

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS
OF TOMPKINS FINANCIAL CORPORATION

The Annual Meeting of Shareholders (the “Annual Meeting”) of Tompkins Financial Corporation (the “Company”) will be held on Tuesday, May 5, 2020, for the following purposes:

1.	To elect the thirteen (13) Directors named in the Proxy Statement for a term of one year expiring in 2021;
2.	To conduct an advisory vote to approve the compensation paid to the Company’s named executive officers;
3.	To ratify the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2020; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

To be responsive to the recommendations of public health officials regarding Coronavirus, and for the health and safety of our shareholders and our employees, we are encouraging our shareholders to participate and vote at our 2020 Annual Meeting virtually.  Shareholders participating remotely via the webcast will be offered the opportunity to vote, make comments or ask questions electronically.  Instructions for how to participate virtually are posted at www.virtualshareholdermeeting.com/TMP2020.  If you are having difficulty accessing the webcast, please call 800-586-1548 (US) or 303-562-9288 (International) to speak with a representative from Broadridge Financial Solutions, the vendor who is providing technical support for the webcast.  You will need the control number printed on your proxy card in order to authenticate yourself as a shareholder and gain access to the meeting if you choose to participate remotely.  For your safety and ours, we strongly encourage you to practice social distancing by attending remotely.  However, you may attend the meeting in-person.  You must register your planned in-person attendance with us at least five (5) business days prior to the meeting, by writing to Janet Hewitt, AVP, Corporate Administrative & Investor Relations Officer, Tompkins Financial Corp., PO Box 460, Ithaca, NY 14851 or by email at jhewitt@tompkinsfinancial.com.  Pre-registration, as well as matching picture identification, is necessary to gain entrance to the secure area of our headquarters building where the meeting will be held.  Please note the following updated time and location of the meeting (which differs from the information previously appearing in  our Corporate Report) – the in-person meeting will be held at 6:30 p.m. on Tuesday, May 5 at the Tompkins Financial Headquarters Building, 118 E. Seneca Street, Ithaca, NY 14850.  Parking is generally available on-street, or at the public garages on Seneca Street and Cayuga Street.  The parking spaces under the building will be reserved for those requiring accessible parking with a valid plate or placard.  Due to these extraordinary public health circumstances, no food or beverages will be served, and the meeting will focus largely on the business items described in the Proxy Statement, in comparison to our broader meeting format in prior years.  For the same reasons, we will not be holding regional informational meetings in western New York, the Hudson Valley and Pennsylvania. Please know that we are making this decision with great reluctance, as we truly value the opportunity to have more personal engagement with our shareholders.  We also understand that circumstances may be very different in early May, but we have to make the best decision we can based on information available to us today.

The Company’s Board of Directors (the “Board”) has fixed the close of business on March 10, 2020 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date are entitled to vote at the Annual Meeting.

Enclosed with this notice are a Proxy Statement, a Form of Proxy and return envelope, instructions for voting by telephone or the Internet, the Company’s Annual Report on Form 10-K for fiscal year 2019, and the Company’s 2019 Corporate Report to shareholders. Please refer to the enclosed Proxy Statement with respect to the business to be transacted at the Annual Meeting.

The Board of Directors unanimously recommends that you vote “FOR” each of the Director nominees named in the enclosed Proxy Statement, “FOR” advisory approval of the compensation paid to the Company’s Named Executive Officers, and “FOR” ratification of the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2020. Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, you are urged to read and carefully consider the enclosed Proxy Statement. You may vote by telephone, via the Internet, or mark, sign, date, and return the enclosed Form of Proxy in the accompanying pre-addressed postage-paid envelope. Even if you plan to attend the Annual Meeting via the live webcast, we hope you will vote as soon as possible.

By Order of the Board of Directors,

Thomas R. Rochon	Kathleen A. Manley
Chairman	Asst. Vice President & Corporate Secretary

TOMPKINS FINANCIAL CORPORATION, P.O. BOX 460, ITHACA, NEW YORK 14851 (607) 273-3210

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD MAY 5, 2020

This Proxy Statement, the Company’s Annual Report on Form 10-K, and the Company’s Corporate Report to shareholders are available under the “SEC Filings” tab at www.tompkinsfinancial.com.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 5, 2020

This Proxy Statement together with the Form of Proxy are being mailed to shareholders on or about March 27, 2020 in connection with the solicitation by the Board of Directors of Tompkins Financial Corporation (the “Company”) of proxies to be used at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Company’s headquarters, 118 East Seneca Street, Ithaca, New York on Tuesday, May 5, 2020 at 6:30 p.m.

Voting

Only shareholders of record at the close of business on March 10, 2020 will be entitled to vote. On March 10, 2020, there were 14,924,888 shares of the Company’s common stock, par value $0.10 per share (our “common stock”), outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

Shareholders whose shares are registered in their own names may vote by mailing a completed proxy, via the Internet or by telephone, or by voting in person at the Annual Meeting. Instructions for voting via the Internet or by telephone are set forth on the enclosed Form of Proxy. To vote by mailing a proxy, sign and return the enclosed Form of Proxy in the enclosed pre-addressed postage-paid envelope. Shares of common stock covered by a proxy that is properly executed and returned will be voted and, if the shareholder who executes such proxy specifies therein how such shares shall be voted on such proposals, the shares will be voted as so specified. Executed proxies with no instructions will be voted “FOR” each proposal for which no instruction is given. Other than the election of Directors; the advisory vote to approve the compensation paid to the Company’s Named Executive Officers; and the proposal to ratify the appointment of the independent registered public accounting firm, KPMG LLP, as our independent auditor for the fiscal year ending December 31, 2020, the Board is not aware of any other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the Board intends that the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on any such matters in accordance with the judgment of the person or persons acting under the proxy.

The presence of a shareholder at the Annual Meeting will not automatically revoke a proxy previously delivered by that shareholder. A shareholder may, however, revoke his or her proxy at any time prior to its exercise by: (1) delivering to the Corporate Secretary a written notice of revocation prior to the Annual Meeting, (2) delivering to the Corporate Secretary a duly executed proxy bearing a later date, or (3) attending the Annual Meeting and filing a written notice of revocation with the Corporate Secretary at the Annual Meeting prior to the vote and voting in person.

The presence, in person or by proxy, of the holders of at least a majority of the shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the conduct of business at the Annual Meeting. Your proxy may be revoked at any time prior to its exercise by filing a written notice of revocation or a duly executed proxy bearing a later date with the Corporate Secretary of the Company prior to the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting, either in person or virtually, and filing a written notice of revocation with the Corporate Secretary prior to the vote.

Vote Required and Board Recommendations

Proposal No. 1	Vote Required	Board of Directors Recommendation
Election of Directors	A plurality of votes cast by holders of common stock entitled to vote thereon	“FOR” all Director nominees named in the Proxy Statement

Proposal No. 2	Vote Required	Board of Directors Recommendation
Advisory Approval of the Compensation Paid to the Company’s Named Executive Officers	A majority of votes cast by the holders of common stock entitled to vote thereon	“FOR” advisory approval of the compensation paid to the Company’s Named Executive Officers

Proposal No. 3	Vote Required	Board of Directors Recommendation
Ratification of the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2020	A majority of votes cast by the holders of common stock entitled to vote thereon	“FOR” the ratification of the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2020
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Abstentions and Broker Non-votes

At the Annual Meeting, abstentions, votes cast in person or by proxy and broker non-votes will each be counted for purposes of determining the presence of a quorum. A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that matter and has not received instructions from the beneficial owner. At the Annual Meeting, broker non-votes and abstentions will have no effect on the outcome of any of the Company’s proposals. Brokers, banks or other nominees will not have discretionary authority to vote on Proposal Nos. 1 or 2, but will have discretionary authority to vote on Proposal No. 3.

Solicitation of Proxies

The enclosed proxy is being solicited by the Board of Directors of the Company. The total cost of solicitation of proxies in connection with the Annual Meeting will be borne by the Company. In addition to solicitation by mail, our Directors, officers and employees may solicit proxies for the Annual Meeting personally or by telephone or electronic communication without additional remuneration. The Company will also provide brokers and other record owners holding shares in their names or in the names of nominees, in either case which are beneficially owned by others, proxy material for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so.

Beneficial Owners

If your shares are held by a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of the shares, and those shares are referred to as being held in “street name.” As the beneficial owner of those shares, you have the right to direct your broker, bank, or nominee how to vote your shares, and you should receive separate instructions from your broker, bank, or other holder of record describing how to vote your shares. You also are invited to attend the Annual Meeting in person. However, because a beneficial owner is not the shareholder of record, you may no vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the Annual Meeting thirteen (13) Directors will be elected for a one-year term expiring at the 2021 Annual Meeting, and with respect to each Director, until his or her successor is elected and qualified. The following Director nominees—John E. Alexander, Paul J. Battaglia, Daniel J. Fessenden, James W. Fulmer, Patricia A. Johnson, Frank C. Milewski, Thomas R. Rochon, Stephen S. Romaine, Michael H. Spain, Jennifer R. Tegan, Alfred J. Weber and Craig Yunker—are currently serving as Directors. Their terms expire in 2020, and each is standing for re-election at the Annual Meeting. Each Director was identified and nominated by the Nominating and Corporate Governance Committee for election at the Annual Meeting. Ita M. Rahilly, currently serving on the Board of Directors of Tompkins Mahopac Bank, was also identified and nominated by the Nominating and Corporate Governance Committee for election at the Annual Meeting for a term of one year. The 13 nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected to the Board. The persons named in the Proxy to represent shareholders at the Annual Meeting are Francis M. Fetsko and Kathleen A. Manley. The Proxies will vote as directed and, in the absence of instructions, will vote the shares represented by properly-executed proxies in favor of the election of nominees named below.

In the event any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for the nominee, if any, who may be designated by the Board, upon recommendation of the Nominating and Corporate Governance Committee, to fill the vacancy. As of the date of this Proxy Statement, the Board is not aware that any nominee is unable or will decline to serve as a Director.

Vote Required and Recommendation

Shareholders may vote “for” all Director nominees as a group, may “withhold” authority to vote for all Director nominees as a group, or may withhold authority to vote only for specified Director nominees. A plurality of votes cast by holders of shares of common stock entitled to vote thereon is required to elect the nominees. Under a plurality vote standard, the nominees who receive the highest number of votes “for” their election will be elected. Votes to “withhold” in an uncontested election will have no effect on the outcome of the vote on Proposal No. 1. Broker non-votes will not constitute or be counted as votes cast for purposes of this Proposal, and therefore will have no impact on the outcome of this Proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES. SHARES OF COMMON STOCK COVERED BY EXECUTED PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED BELOW UNLESS THE SHAREHOLDER SPECIFIES A DIFFERENT CHOICE.

The following table sets forth each Director nominee and each continuing Director and includes such person’s name, age, the year he or she first became a Director, the expiration of his or her current term as Director, and whether he or she has been determined to be an Independent Director, as that term is defined in the listing standards of the NYSE American. Biographies of the Director nominees follow the table. The nominees identified below as “Independent” are referred to in this Proxy Statement as the Independent Directors.

Name	Age	Year First Elected Director	Term to Expire	Independent(1)
Board Nominees:
John E. Alexander	67	1993(2)	2020	Yes
Paul J. Battaglia	68	2010	2020	Yes
Daniel J. Fessenden	54	2009	2020	Yes
James W. Fulmer	68	2000	2020	Yes
Patricia A. Johnson	64	2006	2020	Yes
Frank C. Milewski	69	2012	2020	Yes
Ita M. Rahilly	58	N/A	N/A	Yes
Thomas R. Rochon	67	2009	2020	Yes
Stephen S. Romaine	55	2007	2020	No
Michael H. Spain	62	2000	2020	No
Jennifer R. Tegan	49	2019	2020	Yes
Alfred J. Weber	67	2012	2020	Yes
Craig Yunker	69	2000	2020	Yes

(1)	Independence has been affirmatively determined by the Company’s Board of Directors in accordance with Section 803A of NYSE American Company Guide.
(2)	Served as a Director of Tompkins Trust Company, prior to the formation of Tompkins Financial Corporation in 1995.
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Director Qualifications, including Director Nominees

The following paragraphs provide information as of the date of this Proxy Statement regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a Director. The information presented includes information each Director has given us about positions he or she holds, his or her principal occupation and business experience for the past five years, certain non-profit boards on which he or she serves, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years.

John E. Alexander has served as a Director of the Company since 1995 and as a Director of Tompkins Trust Company since 1993. Mr. Alexander was a principal shareholder and served as President and Chief Executive Officer of The CBORD Group, Inc. (“CBORD”), a computer software company which Mr. Alexander founded in 1975, until July 2004. Mr. Alexander is a Director Emeritus of many local not-for-profit, community organizations and institutions of higher education, and has been a founding partner or member of several entrepreneurial firms following his retirement in 2004. We believe Mr. Alexander’s qualifications to sit on our Board of Directors include his executive leadership and management experience, as well as the financial expertise he has brought to bear during more than two decades of board service with our organization.

Paul J. Battaglia has served as a Director of the Company since 2010 and was a Director of TFA Management, Inc. f/k/a AM&M Financial Services, Inc. from April-December 2010. He has served as a Director for the Bank of Castile since January 2011. He became Chairman of the Audit Committee in May 2011. In 2015 he was appointed to the Board of Directors of TFA Management, Inc. and to the Corporate Credit Oversight Committee of the Company’s Board of Directors. Until his retirement in 2018, Mr. Battaglia served as a Managing Director of Freed Maxick CPAs, P.C., a 300-person “Top 100” public accounting firm headquartered in Western New York. As a Managing Director, Mr. Battaglia managed the operations of the firm’s Batavia office in addition to providing consulting services on various transactions, including mergers and acquisitions, design and implementation of financing plans, estate planning and business succession planning to his clients. He served on the firm’s Executive, Compensation, and Finance Committees, and was a Trustee for the firm’s retirement plan. He is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. Mr. Battaglia currently provides consulting services in the areas of mergers and acquisitions, estate and succession planning, trust administration and financing to various clients. Mr. Battaglia has demonstrated significant involvement through years of service as a director for regional economic development organizations, and through service on the boards of many charitable and educational organizations. We believe Mr. Battaglia’s qualifications to serve on our Board of Directors include his 46 years of experience in public accounting dealing with financial and accounting matters for complex organizations. He has acquired a deep understanding of the Western New York business environment during his years of working with commercial clients in the region.

Daniel J. Fessenden has served as a Director of the Company since 2009, as a Director of Tompkins Trust Company since January 2009, and as a Director of TFA Management, Inc. since 2011. Mr. Fessenden served as a member of the New York State Assembly from 1993 to 1999. He has served as the Executive Director of the Fred L. Emerson Foundation, a family foundation located in Auburn, New York since January 2007. From 2004 to 2006 he served as the founding Executive Director of the Cornell Agriculture & Food Technology Park located in Geneva, New York. Mr. Fessenden has been actively engaged with numerous business, civic and educational organizations throughout the Central New York region. We believe Mr. Fessenden’s qualifications to sit on our Board of Directors include his extensive experience in government and public service, his executive experience in the private sector, his active engagement with civic organizations, and his deep connections to the Central New York business community.

James W. Fulmer served as President of the Company from 2000 through 2006, has served as a Director of the Company since 2000, and Vice Chairman of the Company since January 1, 2007. He became a member of the Company’s Audit Committee effective January 1, 2020. He serves as the Chairman of Tompkins Bank of Castile, and has served in such capacity since 1991. Mr. Fulmer previously served as President and Chief Executive Officer of the Bank of Castile from 1988 until his retirement on December 31, 2014. Mr. Fulmer also serves as a Director of Tompkins VIST Bank; and Chairman and Director of Tompkins Insurance Agencies, Inc. He served as the President and Chief Executive Officer of Letchworth Independent Bancshares Corporation from 1991 until its merger with the Company in 1999. He served as a member of the Board of Directors of the Federal Home Loan Bank of New York from January 2007 to December 2017, and served as Vice Chairman from January 2015 to December 2017. Mr. Fulmer actively serves as a director of several prominent Western New York community and cultural organizations. We believe Mr. Fulmer’s qualifications to sit on our Board of Directors include his nearly 40 years of experience in the banking industry, including service as our Vice Chairman, and as the former President and Chief Executive Officer of Tompkins Bank of Castile.

Patricia A. Johnson has served as a Director of the Company since 2006, and served as a Director of Tompkins Trust Company from 2002 to 2014. She has served as a Director of Tompkins VIST Bank since April 2014. In January 2014, Ms. Johnson became the Vice President for Finance and Administration with Lehigh University in Bethlehem, PA. She had previously been with Cornell University, starting as the Assistant Treasurer in 1995, and later serving as Associate Vice President & Treasurer. She is currently on the board of several regional economic development/workforce training organizations, and she has demonstrated civic leadership through her service on the boards of many local charitable or educational institutions. We believe Ms. Johnson’s qualifications to sit on our Board of Directors include her accounting expertise and her ability to understand and evaluate the Company’s complex financial operations.

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Frank C. Milewski has served as a Director of the Company since August 2012, when he was appointed by the Board to fill a vacancy following the Company’s acquisition of VIST Financial Corporation (“VIST”). Mr. Milewski served as Vice Chairman of the Board of VIST from 2007 to 2012, where he served as a Director from 2002 until its acquisition by the Company. Mr. Milewski served as a Director of Merchants Bank from 1985 until VIST acquired Merchants in 1999. He has served as a Director on the Board of Directors of Tompkins VIST Bank since 1999. From December 2015 until his retirement in January 2017, Mr. Milewski served as a Regional Vice President of Molina Health Care (NYSE: MOH) which provides and manages government-sponsored social services. Formerly, he was the Regional President of Providence Service Corporation, (NASDAQ: PRSC) prior to its acquisition by Molina, and was the founder, President and Chief Executive Officer of The ReDCo Group prior to its acquisition by Providence Service Corporation in 2004. Mr. Milewski is involved with many economic development and civic organizations in the Schuylkill County region. . We believe Mr. Milewski’s qualifications to sit on our Board of Directors include his executive experience in a leadership position with a publicly-traded company, his prior service on VIST’s Audit/Examining Committee and the Tompkins VIST Bank Board of Directors, and his community involvement..

Ita M. Rahilly has served as a Director of Tompkins Mahopac Bank since July 2018. She has served as a Tax Partner with the firm of RBT CPAs, LLP in Newburgh, NY since August 1999 and she is the Partner in charge of the firm’s tax division where she assists closely-held businesses and their shareholders and high net worth individuals in achieving their goals. She is an Accredited Estate Planner, is a member of the Governing Council of the American Institute of Certified Public Accountants (AICPA), President of the New York State Society of Certified Public Accountants (NYSSCPA), a member of the National Association of Estate Planners and Councils (NAEPC), and the Hudson Valley Estate Planning Council. Ms. Rahilly is highly regarded by clients and peers and widely recognized for her expertise in estates, trusts and succession planning, corporate, partnerships, international taxation, and non-profit information reporting. We believe Ms. Rahilly’s qualifications to sit on our Board of Directors include her 25 years of extensive public accounting experience dealing with financial and accounting matters for complex organizations. She has acquired a deep understanding of the Hudson Valley business environment during her years of working with commercial clients in the region.

Thomas R. Rochon has served as a Director of the Company since 2009, and was elected Chairman of the Board in May 2014. He has served as a Director of Tompkins Mahopac Bank since July 2017, and served as a Director of Tompkins Trust Company from January 2009 to June 2017. In July 2017, Dr. Rochon joined the Educational Records Bureau (ERB), a not-for-profit educational testing and assessment company based in New York. He was named President of ERB in December 2017. From July 2008 through June 2017, Dr. Rochon served as President of Ithaca College. He has served on the boards of a number of organizations related to higher education and community service, and is actively involved with several local charitable and community service organizations. We believe Dr. Rochon’s qualifications to sit on our Board of Directors include his many years of management experience, including as President of ERB and as former President of Ithaca College, as well as an understanding of the challenges faced by organizations that operate in a heavily regulated sector.

Stephen S. Romaine has served as a Director of the Company since January 1, 2007. Mr. Romaine was appointed President and Chief Executive Officer of the Company effective January 1, 2007. He had served as President and Chief Executive Officer of Tompkins Mahopac Bank from January 1, 2003 through December 31, 2006. Prior to this appointment, Mr. Romaine was Executive Vice President, Chief Financial Officer of Mahopac National Bank. In addition to the Company Board, Mr. Romaine serves on the boards of each of its affiliates and has served as the Chairman of the Board of Directors of Tompkins Trust Company since May 2014. Mr. Romaine currently serves on the Board of the Federal Home Loan Bank of New York, as well as the New York Bankers Association, where he served as Chairman from March 2016 through March 2017. His civic involvement includes service as a member of the boards of local historical and educational institutions. We believe Mr. Romaine’s qualifications to sit on our Board of Directors include his more than 30 years as an executive in the financial services industry, including his current position as President and Chief Executive Officer of the Company.

Michael H. Spain has served as a Director of the Company since 2000 and as a Director of Tompkins Mahopac Bank since 1992. He was appointed the Chairman of the Board of Directors of Tompkins Mahopac Bank in June 2017. Mr. Spain serves as Executive Vice President of Brown & Brown of New York, Inc., d/b/a the Spain Agency, an insurance agency located in Mahopac, New York. Mr. Spain served as President of the Spain Agency from 1989 until 2015 when it became wholly owned by Brown & Brown, Inc. Mr. Spain also holds leadership positions with several privately-held real estate development companies and is involved with many charitable organizations in the Hudson Valley. We believe Mr. Spain’s qualifications to sit on our Board of Directors include his more than 20 years of service as a Tompkins Mahopac Bank Director, and his extensive executive experience in the financial services industry.

Jennifer R. Tegan was elected as a Director of the Company in 2019. She has served as a Director of Tompkins Trust Company since 2016. She is a founding partner of Cayuga Venture Fund (CVF), located in Ithaca, NY. Since starting with CVF in 2002, Ms. Tegan has been working with, supporting and financing entrepreneurs in technology-based companies across a broad spectrum of industries. Ms. Tegan serves on the boards of several of CVF’s privately-owned portfolio companies as well as a national trade organization board. Ms. Tegan’s civic commitments include service on the board of a local educational organization, as well as board service for non-profit organizations which support regional economic growth and capital access for regional entrepreneurs. We believe Ms. Tegan’s qualifications to sit on our Board of Directors include her extensive experience fostering the development of early stage businesses in our local market, the banking industry knowledge she has acquired through her service on the Tompkins Trust Company Board of Directors, and her demonstrated commitment to local economic development and other civic engagement in the Tompkins County region.

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Alfred J. Weber has been a member of the Board of Directors of the Company since August 2012 and served as Chairman of the Board of VIST Financial Corporation from 2005 to 2012, where he served as a Director from 1995 until its acquisition by the Company in August 2012. He currently serves on the Board of Directors of Tompkins VIST Bank, and has served as its Chairman since 2005. Mr. Weber is President of Tweed-Weber, Inc., a management consulting firm. He has been in the consulting industry since 1974 and has been president of his own business since 1984. The fundamental focus of his work is to help clients build and implement strategies to gain and sustain competitive advantage in their marketplace. He has worked with hundreds of businesses, not-for-profit organizations, health and home care agencies, and associations across the country. Mr. Weber currently serves on several community development boards in the Berks County, Pennsylvania region, and serves on the board of directors of three privately-held companies in the manufacturing/retail industries. We believe Mr. Weber’s qualifications to sit on our Board of Directors include his experience in leading change initiatives and his expertise in the area of strategic planning.

Craig Yunker has served as a Director of the Company since 2000 and as a Director of Tompkins Bank of Castile since 1991. He has been the Managing Partner of the following farming companies: CY Farms, LLC since 1976 and CY Properties, LLC, CY Heifer Farm, LLC, and Batavia Turf, LLC since 1998. Since 2001, he has served as a Trustee of Cornell University. Mr. Yunker is closely involved with the Western and Central New York business community, and he currently serves in leadership roles on both state and national agricultural organizations. He is also a Director on local boards committed to economic development and manufacturing in the Western New York region and he also serves on the Board of a privately-held local manufacturing company. We believe Mr. Yunker’s qualifications to sit on our Board of Directors include his extensive executive experience, particularly in the agribusiness sector, and his corporate strategy acumen, along with over 20 years of service as a Tompkins Bank of Castile Director.

The names and ages of the Company’s executive officers, including the Named Executive Officers identified in the Summary Compensation Table in this Proxy Statement, their positions and offices held with the Company, their term of office and experience are set forth in Part I of the Company’s Annual Report on Form 10-K for the Company’s 2019 fiscal year, a copy of which is enclosed with this Proxy Statement.

MATTERS RELATING TO THE BOARD OF DIRECTORS

During fiscal 2019, the Board of Directors held four regular meetings, three informational meetings and two strategic planning meetings. As a matter of practice the Independent Directors met in executive session at the end of each regular meeting, for a total of four such sessions during 2019. During this period, all of the Directors attended more than 75% of the aggregate of the total number of meetings of the Board held during the periods that he or she served and the total number of meetings held by all committees of the Board on which each such Director served during the period that he or she served.

The Board currently maintains and appoints the members of the following six standing committees: Executive, Compensation, Audit/Examining, Nominating and Corporate Governance, Qualified Plans Investment Review, and Corporate Credit Oversight.

Board of Directors: Committee Membership

Director	Executive	Compensation	Audit/ Examining	Nominating/Corporate Governance	Qualified Plans Inv. Review	Corporate Credit Oversight
John E. Alexander	—	—	—	X	Chair	—
Paul J. Battaglia	X	—	Chair	—	—	X
Daniel J. Fessenden	X	—	—	Chair	—	—
James W. Fulmer	X	—	X	—	—	Chair
Patricia A. Johnson	—	X	—	—	—	—
Frank C. Milewski	—	—	X	—	—	X
Thomas R. Rochon	Chair	X	—	X	—	—
Stephen S. Romaine	X	—	—	—	X	X
Michael H. Spain	—	—	—	—	X	—
Jennifer R. Tegan			X
Alfred J. Weber	—	X	—		—	—
Craig Yunker	X	Chair	—	X	—	—

Executive Committee. The Board has adopted a written charter for the Executive Committee. A copy of the Executive Committee’s charter is posted in the “About Us - Corporate Governance” section of the Company’s website (www.tompkinsfinancial.com). The Executive Committee did not meet during fiscal 2019. The Executive Committee acts, as necessary, on behalf of the Board of Directors pursuant to the Company’s Second Amended and Restated Bylaws (the “Bylaws”).

6

Compensation Committee. The Board has adopted a written charter for the Compensation Committee (as used in this paragraph, the “Committee”). A copy of the Committee’s charter is posted in the “About Us - Corporate Governance” section of the Company’s website (www.tompkinsfinancial.com). The Committee met four times during fiscal 2019. The Committee reviews executive performance and approves, or recommends to the Independent Directors for approval, salaries and other matters relating to executive compensation, except that the compensation of the Chief Executive Officer is determined by the Independent Directors upon recommendation by the Committee. It also administers the Company’s equity incentive plans, including reviewing and granting equity incentive awards to executive officers and other employees. The Committee also reviews and approves various other compensation policies and matters, and is responsible for ensuring that executive officers are compensated effectively, appropriately, and in a manner consistent with the Company’s objectives. Please see the heading “Role of the Compensation Committee, Management, and Consultants” on page 16 for information about this Committee’s responsibilities and activities. Each of the members of this Committee is an “Independent Director” as defined in Section 803A of the NYSE American Company Guide, and also meets the heightened independence standards for compensation committee members set forth in NYSE American Rule 805(c).

Audit/Examining Committee. The Board has adopted a written charter for the Audit/Examining Committee (as used in this paragraph, the “Committee”). A copy of the Committee’s charter is posted in the “About Us - Corporate Governance” section of the Company’s website (www.tompkinsfinancial.com). The Committee met 10 times during fiscal 2019. This Committee assists the Board in its general oversight of accounting and financial reporting, internal controls and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent auditors. The responsibilities and activities of the Committee are described in greater detail in the “Report of the Audit/Examining Committee of the Board of Directors” included in this Proxy Statement. The Board has determined that Paul J. Battaglia, James W. Fulmer, Frank C. Milewski and Jennifer R. Tegan each qualify as an “Audit Committee Financial Expert” as defined in Item 407(d) of Regulation S-K and that each of the members of the Audit/Examining Committee is an “Independent Director” as defined in Section 803A of the NYSE American Company Guide, and also satisfies the heightened independence standards applicable to Audit Committee members of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Nominating and Corporate Governance Committee. The Board has adopted a written charter for the Nominating and Corporate Governance Committee (as used in this paragraph, the “Committee”). A copy of the Committee’s charter is posted in the “About Us - Corporate Governance” section of the Company’s website (www.tompkinsfinancial.com). The Committee met three times during fiscal 2019. This Committee is responsible for assisting the Board in developing corporate governance policies and practices that comply with applicable laws and regulations, including NYSE American listing standards and corporate governance requirements. The Nominating & Corporate Governance Committee is responsible for identifying, evaluating and recommending qualified candidates for election to the Board.

Director Qualifications. To be considered for nomination to the Company’s Board, each candidate must possess the following minimum qualifications and attributes: high personal values, judgment and integrity; an ability to understand the regulatory and policy environment in which the Company conducts its business; a demonstrated, significant engagement in one of the market areas served by the Company, based on one or more of the following within such market area—professional/business relationships, residence, and involvement with civic, cultural or charitable organizations; and experience which demonstrates an ability to deal with the key business, financial and management challenges that face financial service companies. The Company believes that such connections with one of the Company’s local communities foster ties between the Company and that community, and also allow the Director to better understand the banking and financial services needs of its local stakeholders. The Nominating and Corporate Governance Committee will consider the Director’s independence, qualifications and contributions and the continued need for our board to reflect a diversity of personal backgrounds and professional experience, and will balance the value brought by longer-tenured directors with the benefits of periodic refreshment of directors.

While individual experiences and qualifications serve as a baseline for consideration, the Company recognizes that the Board of Directors governs as a whole, and not as a collection of individuals. The effectiveness of the Board is not a function of the individual attributes of its members; rather, it depends on the overall chemistry of the Board. Therefore, the Nominating and Corporate Governance Committee assesses whether a particular candidate will be able to function within this broader context by evaluating his or her: ability to understand, and willingness to engage, the issues presented to the Board; ability to exercise prudence and judgment, but also decisiveness; and ability to effectively communicate his or her ideas to the other members of the Board. In the case of incumbent Directors, these assessments are made based on past experience with a particular Director and, in the case of first-time nominees, these issues are explored during the interview and vetting process described below.

Identification of Candidates & Nomination Process. At least annually, and typically on a more frequent basis, the Committee engages in a discussion to identify candidates who fulfill the criteria described above, under the heading “Director Qualifications.” The Nominating and Corporate Governance Committee will evaluate candidates who are identified by shareholders, by other members of the Board, and occasionally by members of the Company’s leadership team, which is comprised of the Company’s executive officers. To be considered, shareholder recommendations of director candidates must be received by the Chairman of the Nominating and Corporate Governance Committee, Tompkins Financial Corporation, P.O. Box 460, Ithaca, NY 14851, no later than December 1st of the year preceding the annual meeting at which such candidate is proposed to be nominated. The recommendations should include the name, address, and supporting information as to why the candidate should be considered by the Committee. The same procedures are used to evaluate all candidates, regardless of the source of the recommendation. Ms. Rahilly was identified by the Nominating and Corporate Governance Committee through her service on the Board of Directors of Mahopac Bank.

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Tompkins values the benefits that diversity can bring to its Board of Directors. A diverse Board reflects a variety of important perspectives in the boardroom, ultimately resulting in more informed decision-making. Accordingly, in identifying potential nominees, the Nominating and Corporate Governance Committee also considers whether a particular candidate adds to the overall diversity of the Board. The Committee seeks nominees with a broad diversity of experience, professions and perspectives, including diversity with respect to race, gender, geography, and areas of expertise. The Committee ensures that women and minority candidates are included in the candidate pool from which director nominees are selected, and it employs a variety of strategies to help develop a diverse candidate pool. First, the Committee strongly encourages all of our directors to identify qualified women and minority candidates for service on our Board. The Committee also recognizes the importance of recruiting candidates beyond the traditional corporate/banking arena, and for example, recruits qualified candidates who work in academic institutions or non-profit organizations, in addition to candidates with traditional “corporate” backgrounds. At least annually, the Committee monitors the composition of the Board to ensure it reflects a broad diversity of experience, professions, and perspectives, including diversity with respect to race, gender, geography, and areas of expertise. While not encapsulated in a written policy, the Committee and the Board stand behind these commitments to diversity practices and monitoring. Currently, two of our twelve current directors are women, and one of our directors is a person of color; of the thirteen director nominees for election at the 2020 Annual Meeting, three are women, and one is a person of color.

Once the Nominating and Corporate Governance Committee has determined its interest in a potential nominee, it begins discussions with him or her as to his or her willingness to serve on the Board and one of the Company’s subsidiary boards and, for first-time nominees, an interview will be conducted. If the nominee is an incumbent Director, the Committee will consider prior Board performance and contributions as described above; in the case of a first-time nominee, the Committee will evaluate its discussions with the candidate, and the Committee may also seek to verify its preliminary assessment of the candidate by discussing his or her particular attributes with other appropriate parties who have had prior professional experiences with him or her. At the conclusion of this process, the Committee will recommend qualified candidates that best meet the Company’s needs to the full Board, which then selects candidates to be nominated for election at the next annual meeting of shareholders. The Committee uses the same process for evaluating all candidates, whether recommended by shareholders, Directors or management. The Company expects all Board members to own at least 2,000 shares of the Company’s common stock, which shares may be accumulated over a period of three years following a Director’s initial election to the Board. Shares held in a rabbi trust as deferred stock compensation for a given Director, are included in this calculation.

Qualified Plans Investment Review Committee. The Board has adopted a written charter for the Qualified Plans Investment Review Committee (as used in this paragraph, the “Committee”). This Committee met two times during fiscal 2019, and it is responsible for reviewing and setting the investment goals and objectives of the Tompkins Financial Corporation Retirement Plan, monitoring the performance of the third-party investment manager engaged to invest plan assets, and overseeing changes to plan holdings. This Committee also serves in a fiduciary capacity for the Company’s 401(k) retirement plan, which duties include, but are not limited to: investment fund selection; establishing investment policy objectives; benchmarking and evaluating the reasonableness of fund fees, overall plan expenses, revenue-sharing arrangements, and performance of the investment funds and the third-party administrator.

Corporate Credit Oversight Committee. The Board has adopted a written charter for the Corporate Credit Oversight Committee (as used in this paragraph, the “Committee”). This Committee met four times in fiscal 2019, and is charged with the general oversight of the commercial, consumer and residential lending mortgage portfolios across the affiliates of the Company. In addition, the Committee is asked to approve larger commercial relationships in excess of $20 million in borrowings.

Director Compensation

It is the general policy of the Board that employee directors are not paid for their service on the Company’s Board of Directors beyond their regular employee compensation. The following table sets forth the compensation paid to the Company’s non-employee directors for their service during 2019:

2019 Director Compensation

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation	Total
	($)	($)	($)	($)
Alexander	—	56,100	—	56,100
Battaglia	—	82,500	—	82,500
Fessenden	41,300	26,200	—	67,500
Fulmer	77,300	—	—	77,300
Johnson	53,050	—	—	53,050
Milewski	67,000	—	—	67,000
Rochon	—	115,800	—	115,800
Spain	29,300	28,900	—	58,200
Tegan	—	45,507	—	45,507
Weber	21,600	33,000	—	54,600
Yunker	67,000(3)	—	—	67,000

(1)	Amounts disclosed for certain Directors include cash compensation for service on subsidiary boards. For a more detailed discussion of such fees, see “Subsidiary Board Service Compensation” below.
(2)

The stock awards disclosed here reflect grant date fair value in accordance with ASC Topic 718, and were earned by the Directors and deferred under Tompkins’ Amended and Restated Plan for Eligible Directors of Tompkins Financial Corporation and Wholly-Owned Subsidiaries (the “Retainer Plan”). The stock awards under the Retainer Plan are discussed in more detail below under the heading “Timing and Manner of Payment of Director Compensation.” Dividends are reinvested pursuant to the Company’s Dividend Reinvestment and Stock Purchase and Sale Plan.

(3)

Director Yunker had previously established a target age for payment of his deferred stock compensation under the Retainer Plan, and he has attained this age. The Retainer Plan provides for stock awards only in the form of deferred stock compensation. In accordance with the rules of the Retainer Plan and tax regulations applicable to deferred compensation, during 2019 Director Yunker was no longer permitted to elect to receive his compensation in the form of deferred stock. Accordingly, his compensation was paid in cash.

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The Company paid non-employee Directors annual fees as shown in the table below. The fees are paid in quarterly installments. Chair retainer fees are paid in lieu of the applicable committee retainer fees.

	Non-Employee Director ($)	Chair Retainer Fee ($)	Committee Retainer Fee ($)
Annual Retainer	25,800
Audit Committee		20,600	10,300
Nominating & Corporate Governance Committee		10,300	7,200
Compensation Committee		10,300	7,200
Credit Oversight Committee		10,300	7,200
Qualified Plans Investment Committee		4,600	3,100

All non-employee Directors’ fees paid for service on the Board were paid in cash or, if a valid election was made by the Director prior to January 1, 2019, such Directors’ fees were deferred pursuant to (i) the Retainer Plan or (ii) pursuant to a Deferred Compensation Agreement. In addition to these fees, Directors were eligible to receive equity awards granted pursuant to the Company’s 2009 Equity Plan, though none were issued to Directors during fiscal 2019.

In lieu of any retainer and/or committee fees (including the subsidiary Board retainer fees described below), an annual retainer was paid in deferred stock to Thomas R. Rochon in 2019 for his service as Chairman of the Tompkins Financial Corporation Board of Directors, as well as his service on the Board of our Mahopac Bank subsidiary, in the amount of $115,800 paid in quarterly installments of $28,950. Effective January 1, 2019, in lieu of any committee fees (including the subsidiary Board retainer fees described below), James W. Fulmer received $77,300 paid in quarterly installments of $19,325 for his service as Vice Chairman of the Board and Chair of the Credit Oversight Committee, as well as his service on the Boards of our VIST Bank, Bank of Castile, and Tompkins Insurance Agencies subsidiaries.

Subsidiary Board and Committee Service Compensation

With the exception of Thomas R. Rochon and James W. Fulmer, who are paid the annual retainers described above, non-employee members of the Company’s Board of Directors who also sit on our subsidiary Boards receive the following annual fees in quarterly installments:

Tompkins Bank of Castile

Name	Board Retainer Fee	Bank Loan Committee Retainer Fee
	($)	($)
Battaglia	18,500	5,200
Fulmer	—	—
Yunker	18,500	5,200

Tompkins Mahopac Bank

Name	Board Retainer Fee	Board Chair Retainer Fee	Bank Loan Committee Chair Retainer Fee
	($)	($)	($)
Fulmer	—	—	—
Rochon	—	—	—
Spain	18,500	3,100	7,700

Tompkins Trust Company

Name	Board Retainer Fee	Bank Loan Committee Retainer Fee	Bank Loan Committee Chair Retainer Fee	Trust Committee Retainer Fee
	($)	($)	($)	($)
Alexander	18,500	—	—	—
Fessenden	18,500	—	7,700	5,200
Tegan	18,500	5,200	—	—

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Tompkins VIST Bank

Name	Board Retainer Fee	Bank Chair Retainer Fee	Board Loan Committee Retainer Fee
	($)	($)	($)
Fulmer	—	—	—
Johnson	18,500	—	—
Milewski	18,500	—	5,200
Weber	18,500	3,100	—

Timing and Manner of Payment of Director Compensation

All retainer and other fees for service on the Company’s Board, as well as service on the Board of Directors of one or more of our subsidiaries, are payable quarterly, either in cash or, if a timely election is made by the Director, in stock pursuant to the Retainer Plan. Non-employee Directors may also elect to receive compensation in deferred cash pursuant to a Deferred Compensation Agreement. If a Director elects to receive deferred stock compensation under the Retainer Plan, his or her fees are transferred to a Rabbi Trust. The trustee acquires shares of common stock pursuant to the Company’s Dividend Reinvestment and Stock Purchase and Sale Plan. A Director has no rights in or to the shares of common stock held in the Rabbi Trust until distribution is made in accordance with the Retainer Plan. An aggregate of 4,901 shares of common stock was acquired by the Rabbi Trust under the Retainer Plan in 2019, representing Board and committee fees and retainers paid and expensed in 2019.

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CORPORATE GOVERNANCE MATTERS

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines (the “Guidelines”), which reflect many of the Company’s long-standing practices, in order to strengthen our commitment to corporate governance best practices. A copy of the Guidelines is posted in the “About Us - Corporate Governance” section of our website (www.tompkinsfinancial.com). The Guidelines summarize the Company’s corporate governance practices and procedures, and the following issues, in addition to others, are covered in the Guidelines: board size; director independence; chairman independence; director retirement; director resignation following a change in job responsibility; director candidate identification and nomination; director common stock ownership; responsibilities of directors; meeting attendance; executive sessions of independent directors; Board committees; succession planning and management evaluation; director education; failure to receive a majority of votes cast; board assessments and pledging/hedging policy. Under the Company’s pledging/hedging policy, as included in the Guidelines, Directors and executive officers (including their designees) are prohibited from, directly or indirectly, (1) pledging a significant number of the Company’s equity securities, or (2) hedging. “Hedging,” for purposes of the policy, includes engaging in any transaction, including the purchase of prepaid variable forward contracts, equity swaps, collars, exchange funds, put options and forward-sale contracts, which hedges or offsets, or which is designed to hedge or offset, any decrease in the market value of the Company’s equity securities (a) granted to such person as part of his or her compensation by the Company; or (b) held, directly or indirectly, by such person. Our Nominating and Corporate Governance Committee periodically reviews the Guidelines and, as necessary or appropriate, recommends changes to the Guidelines.

Board and Director Assessments

The Board, under the leadership of the Nominating and Corporate Governance Committee, conducts annual self-evaluations to determine whether the Board and its committees are functioning effectively and in the best interests of the Company and its shareholders. Through this process, the Board also assesses Board composition by evaluating the qualifications, skills and experience of the Directors on the Board. As part of this annual self-assessment, Directors are able to provide feedback on the performance of other Directors. A summary of the results of the Board self-assessment and the individual self-assessments are reviewed by the Nominating and Corporate Governance Committee and the Board.

Shareholder Communications with Directors

Shareholders may communicate with the Company’s Board of Directors by writing to the following address: Board of Directors, Tompkins Financial Corporation, P.O. Box 460, Ithaca, New York 14851. All such communications from shareholders will be reviewed by the Chairman of the Board or the Chairman of the Nominating and Corporate Governance Committee, each of whom is an Independent Director, and, if s/he determines that a communication should be reviewed by the full Board, it will be presented to the Board for review and consideration.

Policy Regarding Director Attendance at Annual Meetings; Annual Meeting Attendance

The Board strongly encourages the attendance of all Directors at Annual Meetings of Shareholders. The Annual Meeting of Shareholders for fiscal 2018 was held on May 7, 2019 and all of the Company’s Directors were in attendance.

Code of Ethics

The Board has adopted the Tompkins Financial Corporation Code of Ethics for the Chief Executive Officer and Senior Financial Officers which applies to the Company’s Chief Executive Officer and Chief Financial Officer (who also serves as our principal accounting officer). A copy of the Code of Ethics is available in the “About Us – Corporate Governance” section of the Company’s website (www.tompkinsfinancial.com). The Company will post material amendments to or waivers from the Code of Ethics for the Chief Executive Officer and Senior Financial Officer at this location on its website.

Board Leadership Structure, Risk Oversight and Director Education

Presently, the roles of Chief Executive Officer and Chairman of the Board are separate, as the Board feels this model offers advantages of including additional input and a range of prior experience within our leadership structure. However, no single leadership model is right for the Company at all times, and the Board does not have a policy that these roles will always be separate. The Board recognizes that other leadership models can be appropriate for the Company, given different circumstances.

The Board has an active role, both at the full Board and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding Cybersecurity, asset quality, capital, securities portfolio, liquidity, operations and other matters, as well as the risks associated with each. The Compensation Committee oversees risks associated with compensation arrangements and the Audit/Examining Committee oversees management of Cybersecurity and financial risks. The Board’s role in the risk oversight process has not directly impacted its leadership structure.

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The Board is committed to ongoing director education. Our Nominating and Corporate Governance Committee maintains a list of pertinent topics, including topics on which our Directors have specifically requested additional information, and a different topic is typically covered at each Board meeting. In addition, Directors connect professional experiences and development or training opportunities from their full-time occupations, where relevant, to their work on the Board. These experiences are shared with fellow Directors.

Oversight of Environmental, Social and Governance Matters

The Board’s Nominating and Corporate Governance Committee reviews and provides oversight with respect to the Company’s strategy and initiatives related to environmental, social and governance matters (“ESG”). The committee remains informed of the key ESG paradigms, and provides updates to the Board regarding the Company’s ESG practices. The Company’s stated core values include, among other things, integrity, community impact, sustainable excellence, and a commitment to and from our employees. The Company is committed to conducting its business in a manner which aligns with our core values and which creates long-term value for our shareholders, communities, and Company. More information about our ESG practices can be found on our website (https://www.tompkinsfinancial.com/corporate-social-responsibility).

Risk and Influence on Compensation Programs

The Board’s Compensation Committee also considers risk and its influence on the Company’s compensation programs. This Committee reviews each compensation element individually and all compensation elements in the aggregate to ensure that the overall compensation program provides a balanced perspective that ultimately aligns pay with performance while also ensuring bonus / incentive programs do not motivate inappropriate risk-taking. Since the bonuses are discretionary, the Committee has the ability to reduce bonus amounts should it be determined that certain actions or practices by the executive officers are promoting unnecessary or excessive risk. Equity award levels and practices are set to foster shared interests between management and shareholders, but are not considered by the Committee to be at levels that would drive inappropriate behavior. In the Committee’s judgment, the compensation policies and practices of the Company do not give rise to material risks.

The Board has also adopted a “clawback” policy which provides for the recoupment of certain compensation paid to our executive officers in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws, as described in more detail under the heading “Compensation Forfeiture & Recovery” on Page 21. In addition, the Tompkins Financial Corporation 2019 Equity Incentive Plan, which the shareholders approved at the 2019 Annual Meeting, allows the Compensation Committee to specify in any award agreement that the participant’s rights under an award are subject to alteration or reduction upon the occurrence of certain events, including, but not limited to, a breach of restrictive covenants or conduct that is detrimental to the business or reputation of the Company.

In addition, we are subject to guidance issued by our primary banking regulators designed to ensure that incentive compensation arrangements at banking organizations appropriately tie rewards to longer-term performance and do not undermine the safety and soundness of the firm or create undue risks to the financial system. This guidance embodies three core principles which are: (1) incentive compensation arrangements at a banking organization should provide employees incentives that appropriately balance risk and financial results in a manner that does not encourage employees to expose their organizations to imprudent risks; (2) these arrangements should be compatible with effective controls and risk management, and (3) these arrangements should be supported by strong corporate governance, including active and effective oversight by the organization’s board of directors. We believe that our incentive compensation programs are in compliance with this guidance.

Affirmative Determination of Director Independence

A majority of the Board of Directors, and all members of the Audit/Examining Committee, Compensation Committee, and Nominating and Corporate Governance Committee are independent, as affirmatively determined by the Board, consistent with the criteria established by NYSE American and as required by our Bylaws.

The Board has conducted an annual review of director independence for all nominees for election as Directors. During this review, the Board considered transactions and relationships during the preceding three years between each Director or nominee or any member of his or her family and the Company, and its executive officers, subsidiaries, affiliates and principal shareholders, including those transactions and relationships described below under “Transactions with Related Persons.” The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the Director is independent.

As a result of this review, the Board affirmatively determined that the Directors identified as “Independent” in the table on Page 3 meet the standards of independence described above.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information, as of March 10, 2020, with respect to the beneficial ownership of our common stock by: (1) each shareholder known by the Company to be the beneficial owner of more than 5% of the Company’s common stock; (2) each Director and nominee; (3) each executive officer named in the Summary Compensation Table, below; and (4) all executive officers and Directors as a group. Except as otherwise indicated, each of the shareholders named below has sole voting and investment power with respect to the outstanding shares of Common Stock beneficially owned.

Common Stock Ownership
Directors, Nominees and Executive Officers	Phantom Stock Held in Deferred Trust(1)	Shares of Common Stock Beneficially Owned (2)		Percent of Class (2) (3)
John E. Alexander+	17,314	46,785	(4)	**
Paul J. Battaglia+	10,334	4,518	(5)	**
David Boyce*	—	28,394	(6)	**
Daniel J. Fessenden+	3,997	1,304		**
Francis M. Fetsko*	—	32,498	(7)	**
James W. Fulmer+	—	79,549	(8)	**
Scott Gruber*	—	17,958	(9)	**
Gregory J. Hartz*	—	32,142	(10)	**
Patricia A. Johnson+	3,011	136		**
Frank C. Milewski+	—	18,411		**
Ita M. Rahilly++	—	1,122
Thomas R. Rochon+	13,952	318	(11)	**
Stephen S. Romaine*+	—	92,114	(12)	**
Michael H. Spain+	7,659	175,584	(13)	1.18%
Jennifer R. Tegan+	1,389
Alfred J. Weber+	3,654	10,789		**
Craig Yunker+	3,782	25,338		**
All Directors and executive officers as a group (24 persons)	65,092	715,526		4.11%

*	Named Executive Officer

+      Currently a Director of the Company and a Director Nominee

++    A Director Nominee

**	Less than 1 percent

(1)

Each share of phantom stock is the economic equivalent of one share of common stock. Phantom stock represents deferred stock compensation under the Retainer Plan. These shares are held in a deferred trust account (the “Rabbi Trust”) pending distribution upon the occurrence of certain events specified in the Retainer Plan. The Director has no voting or investment power over the shares prior to such distribution. The shares of common stock held in deferred trust accounts for non-employee Directors are voted by Tompkins Trust Company (the “Trust Company”) as trustee of the Rabbi Trust.

(2)	Does not include shares of phantom stock held in the Rabbi Trust.

(3)

The number of shares beneficially owned by each person or group as of March 10, 2020, includes shares of common stock that such person or group had the right to acquire on or within 60 days after March 10, 2020, including, but not limited to, upon the exercise of options. For each individual and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 14,924,888 shares of common stock outstanding and entitled to vote on March 10, 2020 plus the number of shares of common stock that such person or group had the right to acquire on or within 60 days after March 10, 2020. The percentages listed in this column do not include shares acquired pursuant to the Retainer Plan and held in the Rabbi Trust; Directors have no voting or investment power with respect to such shares. For a more detailed discussion of the Retainer Plan, refer to “Timing and Manner of Payment of Director Compensation”, Page 10. For a description of the vesting provisions for the restricted stock referenced in the footnotes below, see the “2019 Outstanding Equity Awards at Fiscal Year-End” table, below.

(4)	Includes 593 shares owned by Mr. Alexander’s spouse with whom Mr. Alexander shares voting and investment power.

(5)	Shares owned by Mr. Battaglia’s spouse with whom Mr. Battaglia shares voting and investment power.

(6)

Includes 3,427 shares held in the Company’s Employee Stock Ownership and Investment & Stock Ownership Plans, 6,158 shares of restricted stock, and 860 shares that Mr. Boyce may acquire by exercise of options exercisable at March 10, 2020 or within 60 days thereafter.

(7)

Includes 9,273 shares held in the Company’s Employee Stock Ownership and Investment & Stock Ownership Plans, 6,300 shares of restricted stock and 2,240 performance-based shares, and 4,362 shares that Mr. Fetsko may acquire by exercise of options exercisable at March 10, 2020 or within 60 days thereafter.

(8)	Includes 36,155 shares held by Mr. Fulmer’s spouse with whom Mr. Fulmer shares voting and investment power.

(9)

Includes 5,004 shares held in the Company’s Employee Stock Ownership and Investment & Stock Ownership Plans, 6,158 shares of restricted stock, and 459 shares that Mr. Gruber may acquire by exercise of options exercisable at March 10, 2020 or within 60 days thereafter.

(10)

Includes 7,616 shares held in the Company’s Employee Stock Ownership and Investment & Stock Ownership Plans, 6,158 shares of restricted stock, and 1,250 shares that Mr. Hartz may acquire by exercise of options exercisable at March 10, 2020 or within 60 days thereafter.  Also includes Mr. Hartz’s indirect ownership of 17 shares as Custodian for one of his grandchildren.

(11)	Includes 13 shares owned by Dr. Rochon’s spouse as Custodian for each of their two sons.

(12)

Includes 13,825 shares held in the Company’s Employee Stock Ownership and Investment & Stock Ownership Plans, 16,334 shares of restricted stock and 2,410 performance-based shares, and 25,222 shares that Mr. Romaine may acquire by exercise of options exercisable at March 10, 2020 or within 60 days thereafter.

(13)	Includes Mr. Spain’s indirect ownership of 42,071 shares as Trustee for Christina Bass Spain. Mr. Spain and his sister share voting and investment power over these shares.

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As of March 10, 2020, no person or group was known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock, except as follows:

Name and Address of Beneficial Owner	Phantom Stock Held in Deferred Trust	Shares of Common Stock Beneficially Owned	Percent of Class
Tompkins Trust Company in the fiduciary capacity indicated: (1) Executor, Trustee or Co-Trustee Agent or Custodian	622,119(2) 684,443(3)		4.17% 4.60%
Tompkins Trust Company in the fiduciary capacity indicated (Plan shares held in custody by Prudential Investment) Trustee for the Tompkins Financial Employee Stock Ownership Defined Contribution and Investment & Stock Ownership Plans	782,576(4)		5.24%
BlackRock, Inc. (5) 55 East 52nd Street, New York, NY 10055		2,020,566	13.5%
The Vanguard Group (6) 100 Vanguard Blvd., Malvern, PA 19355		1,500,874	10.05%

(1)	The Trust Company’s address is P.O. Box 460, Ithaca, New York, 14851.

(2)

Represents shares held in a fiduciary capacity as executor, trustee or co-trustee. Where the Trust Company is sole executor or trustee, such shares, generally, will be voted only if the legal instrument provides for voting the stock at the direction of the donor or a beneficiary and such direction is in fact received. When acting in a co-fiduciary capacity, such shares will be voted by the co-fiduciary or fiduciaries in the same manner as if the co-fiduciary or fiduciaries were the sole fiduciary.

(3)	Represents shares held as agent or custodian with the voting power retained by the owner.

(4)

Represents shares held and administered by Prudential Investment Management Services, LLC, of which 602,246 shares, or 4.04% of the outstanding shares (calculated as described above), are held by the Company’s Employee Stock Ownership Plan; and 178,451 shares, or 1.20% of the outstanding shares (calculated as described above), are held by the Company’s Investment & Stock Ownership Plan and Defined Contribution Plan. All such shares have been allocated to participant accounts. Individual plan participants are entitled to vote these shares, and as a result these shares are not voted by the Trust Company, which serves as Trustee for these plans.

(5)

This information is based on a Schedule 13G/A filed by BlackRock, Inc. for itself and on behalf of its subsidiaries named therein on February 4, 2020 (reporting sole voting power with respect to 1,974,627 shares and sole dispositive power with respect to 2,010,566 shares).

(6)

This information is based on a Schedule 13G/A filed by The Vanguard Group for itself and on behalf of its subsidiaries named therein on February 10, 2020 (reporting sole voting power with respect to 13,145 shares, shared voting power with respect to 2,845 shares, sole dispositive power with respect to 1,486,605 shares, and shared dispositive power with respect to 14,269 shares).

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

It is the position of the Compensation Committee and the Board of Directors that Tompkins Financial Corporation has long operated within the spirit of the guidance provided by the Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations. Management and the Board have been careful to avoid many of the risks of incentive programs, choosing to reward proven results on a discretionary basis as opposed to tying payments to any particular metric. The result is that no individual or group is incentivized to take unnecessary risk with respect to a customer, the organization or our shareholders. We believe that these efforts are supported by an effective risk management system and strong corporate governance.

The Board of Directors has delegated to the Compensation Committee (the “Committee”) the responsibility for determining or recommending to the Independent Directors of the Board the compensation of the Company’s executive officers, including the executive officers identified in the Summary Compensation Table (the “Named Executive Officers”).

When determining the compensation of its Named Executive Officers, the Committee considered the Company’s financial performance as provided in the chart on page 17, a desire to retain key executives by ensuring each component of compensation is competitive and the individual contributions of the Names Executive Officers. In recognition of these factors, the following compensation actions were approved (all of which are discussed in greater detail below).

The compensation actions taken in 2019 include certain actions taken in November 2019 in order to ensure appropriate mechanisms are in place for the retention of the Company’s most senior executives and the continued stability of the Company’s senior management team. The actions were taken based on the results of a compensation survey conducted by Pearl Meyer and Partners, LLC, an outside independent consultant retained by the Committee (“Pearl Meyer”), and were selected for their anticipated retentive impact.

●

Merit Increases. Effective April 2019, most of the Company’s executives received salary rate increases, including all of the Named Executive Officers. Our CEO received an additional increase in order to bring his base compensation in line with that paid by similarly-sized financial institutions.

●	Cash Bonuses. In February 2020, cash bonus awards were paid to many senior officers of the Company, including all of the Named Executive Officers, for fiscal 2019 performance.

●

Long-Term Equity-Based Awards. The Committee uses discretion in determining the frequency of awards and generally considers awards every 12 months. In November 2019, a number of executives received long-term equity based awards of restricted stock with time-based vesting. Among this group were the Named Executive Officers who received shares of restricted stock. In addition, our CEO and CFO received awards of restricted stock with performance-based vesting.

●

SERPs. The Company maintains Senior Executive Retirement Agreements (“SERPs”) for our senior executive officers, including the Named Executive Officers. In November 2019, the SERP for Mr. Romaine was amended to increase the compensation to be included in his benefit calculation, in order to provide Mr. Romaine with retirement benefits that are more consistent with market practice.

These decisions as well as the Committee’s process in making compensation recommendations are described below.

Compensation Philosophy and Objectives

The primary goal of the Committee is to offer executive compensation that is fair and reasonable, consistent with the Company’s size and the compensation practices of the financial services industry in general. Key objectives of the compensation package are to attract, develop, and retain high caliber executives who are capable of maximizing the Company’s performance over the long term for the benefit of its shareholders. The Committee rewards long-term value creation, and avoids an emphasis on short-term metrics, such as annual fluctuations in our stock price. The Board and the Committee maintain full discretion over the components and payment of compensation in order to preserve the flexibility necessary to ensure the Board’s ability to act in the Company’s best interests.

Tax and Accounting Considerations

The accounting and tax treatment of compensation generally has not been a significant factor in determining the amounts of compensation for our executive officers. However, the Compensation Committee and management have considered the accounting and tax impact of various program designs to balance the potential cost to the Company with the benefit/value to the executive.

Section 162(m) of the Internal Revenue Code generally denies publicly-held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to the chief executive officer, chief financial officer or any of the three other highest paid executive officers. In 2019, the Company was unable to deduct $1,204,524 in executive compensation expenses, which amount exceeded the Section 162(m) limitation. The Committee will continue to monitor the potential impact of the changes to Section 162(m) and the Company’s ability to deduct executive compensation.

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While the tax impact of any compensation arrangement is one factor to be considered, that impact is evaluated in light of the Committee’s overall compensation philosophy and objectives. One of the Committee’s goals is to maximize the deductibility of executive compensation. However, the Committee retains the discretion to compensate officers in a manner commensurate with performance and the competitive environment for executive talent. Accordingly, the Committee may award compensation to the executive officers that is not fully deductible if it determines the compensation is consistent with its philosophy and is in the Company’s and its shareholders’ best interests.

Section 409A of the Internal Revenue Code imposes an additional tax on certain forms of deferred compensation. The Committee takes Section 409A into account in determining the form and timing of compensation paid to the Company’s executives.

The Company values equity incentive awards under FASB ASC Topic 718. More information regarding the application of ASC Topic 718 by the Company may be found in Note 12 (Stock Plans and Stock Based Compensation) to the Company’s audited financial statements filed with the Securities and Exchange Commission (“SEC”) in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

 Compensation Committee and Process

Role of the Compensation Committee, Management, and Consultants

The Committee is responsible for general oversight of personnel policies for the Company and its subsidiaries, including review and administration of non-qualified deferred compensation, administrative and non-fiduciary aspects of retirement and supplemental executive retirement plans, long-term equity compensation, and executive compensation plans. Each of the members of this Committee is an “Independent Director” as defined in Section 803A of the NYSE American Company Guide, and also meets the heightened independence standards for compensation committee members set forth in NYSE American Rule 805(c). The Independent Directors, under the leadership of our independent Chairman, are responsible for establishing the annual performance goals and objectives of the Chief Executive Officer and evaluating his performance in light of such goals and objectives. The Committee makes recommendations concerning the compensation of our Chief Executive Officer, and those recommendations are reviewed and approved by our Independent Directors. The Committee reviews the competitiveness of the Company’s compensation programs and also oversees the succession planning process for executive officers, other than the Chief Executive Officer, for whom succession planning is conducted at the full Board level. The Committee also discusses and considers the results of the shareholders’ advisory vote on the compensation paid to our Named Executive Officers. As permitted by law and by the rules of the NYSE American, the Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Executive officers do not play a role in determining their own compensation decisions, but they are called on to make recommendations concerning those individuals that report to them.

The Compensation Committee has the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions. In 2019 the Committee retained the services of Pearl Meyer to perform a total remuneration analysis for our Chief Executive Officer and Chief Financial Officer and to offer recommendations on compensation adjustments designed to improve the retention of those executives. As discussed below, Pearl Meyer had also previously been engaged to assist the Committee in establishing our Benchmarking Peer Group, as described below.

The Committee has assessed the independence of Pearl Meyer pursuant to SEC rules and exchange requirements, and has concluded that no conflict of interest exists that would impair Pearl Meyer’s ability to independently provide services to the Compensation Committee. The Company made this determination based on its receipt of representations from Pearl Meyer addressing its independence, including the Pearl Meyer employees involved in the engagement, which addressed the following factors: (1) other services provided to us by Pearl Meyer; (2) fees paid by the Company as a percentage of Pearl Meyer’s total revenue, which were less than 1% of Pearl Meyer’s total revenue for 2019; (3) policies and procedures maintained by Pearl Meyer that are designed to prevent a conflict of interest; (4) the absence of any business or personal relationships between Pearl Meyer, including its employees involved in the engagement, and any member of the Compensation Committee; (5) the fact that no Company stock is owned by Pearl Meyer or any of its employees involved in the engagement; and (6) the absence of any business or personal relationships between our executive officers and Pearl Meyer. In addition, the Company confirmed the content of Pearl Meyer’s responses to items (4) and (6) above directly with the Company’s directors and executive officers.

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Process of Determining Named Executive Officer Compensation

In furtherance of its objective to attract, develop and retain high caliber executives who are capable of maximizing the Company’s performance for the benefit of its shareholders, the Committee periodically compares its compensation levels, practices, and financial performance to survey and publicly available data for a group of banking institutions of similar size, geographic market or structure. From time to time, the Committee engages the services of a compensation consultant to assist in developing a peer group of financial institutions for benchmarking purposes (the “Benchmarking Peer Group”). In 2017, the Committee had engaged Pearl Meyer to review the existing Benchmarking Peer Group and to make recommendations to add or remove institutions as appropriate. The Compensation Committee made several changes to the Benchmarking Peer Group during 2017 in accordance with Pearl Meyer’s recommendations. For 2019 compensation decisions for our Named Executive Officers, the Committee determined that the Benchmarking Peer Group selected in 2017 remained appropriate, and chose to use the same peer group as a reference point. Toward that end, the Committee utilized information from the publicly filed proxy statements of the Benchmarking Peer Group when considering the 2019 base salary component of compensation of its Chief Executive Officer and the other Named Executive Officers. For 2019, the Benchmarking Peer Group consisted of the following financial institutions:

1st Source Corp	Independent Bank Corp.
Atlantic Union Bankshares Corp.*	Lakeland Bancorp, Inc.
Brookline Bancorp, Inc.	Lakeland Financial Corp.
Century Bancorp, Inc.	NBT Bancorp, Inc.
Community Bank System, Inc.	Park National Corp.
ConnectOne Bancorp, Inc.	S&T Bancorp, Inc.
Eagle Bancorp, Inc.	Sandy Spring Bancorp, Inc.
First Commonwealth Financial Corp.	Towne Bank
First Financial Bancorp	Univest Corp. of Pennsylvania
First Merchants Corp.	Washington Trust Bancorp, Inc.
Flushing Financial Corp.

* Union Bankshares Corp. changed its name to Atlantic Union Bankshares Corp. during 2019.

The Committee believes that a certain level of discretion is appropriate in determining the Named Executive Officers’ compensation. Information from comparative groups is only one factor in the Committee’s assessment of appropriate compensation levels, policies, and practices. The Committee does not have a formal policy of targeting a certain percentile of the market data or using market data to establish the mix of compensation (including the allocation between cash and non-cash compensation and short and long-term equity compensation). The Committee also does not have a formal policy regarding the relationship between compensation levels provided to the Chief Executive Officer and other Named Executive Officers. Presently, there is not a generally accepted calculation methodology for realizable pay, nor has such disclosure been mandated. Because many different metrics currently exist, creating substantial differences in how these measures are calculated and reported by different companies, the Committee has determined not to provide realizable pay calculations at this time.

The Committee considers a number of quantitative and qualitative performance factors to evaluate the performance of its executive officers, including its Chief Executive Officer and the other Named Executive Officers, for purposes of determining their compensation. The 2018 annual performance factors specified below were considered for the purpose of determining 2019 merit increases to base salary, while the 2019 annual performance factors specified below were used to determine executive bonuses earned for 2019 and paid in 2020. Additionally, while no specific performance metrics or other formula is used in granting equity incentive awards to the Named Executive Officers, the Committee takes these performance factors into account when approving grants (or, in the case of our Chief Executive Officer, recommending grants for full Board approval). The following table illustrates the 2018 and 2019 performance factors, and the Company’s performance relative to those performance factors:

		Actual	Target	% Variance
The Company’s net income as compared to the Company’s internal targets (in thousands of dollars):	2019	81,718	82,308	-0.72%
	2018	81,996	82,481	-0.59%

		Actual	% Change from prior year
Earnings per share (diluted EPS):	2019	$5.37	0.75%
	2018	$5.33	20.59%

The Company’s return on equity (ROE), as		Actual	Ranking
ranked in the Federal Reserve Board’s	2019	12.55%	75th percentile
BHCPR Peer Group Average Report, Peer	2018	13.88%	81st percentile
Group 2, as of December 31st:

The Company’s return on assets (ROA), as		Actual	Ranking
ranked in the Federal Reserve Board’s	2019	1.22%	49th percentile
BHCPR Peer Group Average Report, Peer	2018	1.23%	54th percentile
Group 2, as of December 31st:

The Company’s total return as compared to		1 Year	5 Year	10 Year
KBW Regional Banking Index over the	TMP	25.02%	13.48%	12.91%
following time periods (Annual Equivalent), as	KBW Index	23.86%	8.93%	11.55%
of December 31, 2019:

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In November 2019, the Committee made adjustments to Mr. Romaine’s base salary and SERP to better align the scope of his compensation and retirement benefits with chief executive compensation at similarly situated institutions, in a manner that is more consistent with market practice.

The bonus paid to each of our executives (including our Named Executive Officers) is based on a mix of corporate, affiliate, and individual performance. Corporate performance is generally evaluated with reference to the above metrics. Each executive has responsibility for one or more of our affiliates or divisions, and the Committee considers the overall success of the applicable affiliate/division. Individual performance is assessed by considering the executive’s specific contributions to the attainment of the business plan of the Company affiliate/division with which the executive works (if applicable), as well as the development of the executive’s leadership knowledge and skills. The Compensation Committee also has the discretion to reward achievements that are not the subject of any pre-established goals. The Committee determined that each of the Named Executive Officers performed well against his individual performance goals in 2019. The Committee believes that the total compensation provided to the Company’s Named Executive Officers is competitive, and that the Company’s compensation practices for fiscal 2019 were appropriate.

Hedging and Pledging

As described above under “Corporate Governance Matters – Corporate Governance Guidelines”, the Guidelines include a policy prohibiting Directors and executive officers, including the Named Executive Officers, from hedging the economic risk of their ownership of the Company’s equity securities or from pledging a significant number of the Company’s equity securities.

Consideration of Say-on-Pay Results

An advisory vote on executive compensation was also held in 2019, and the shareholders adopted a resolution approving, on an advisory basis, the compensation paid to our Named Executive Officers by an affirmative vote in excess of the majority percentage required. Because the vote was advisory, it was not binding upon the Board or Committee; however, the Committee values the input of our shareholders and took into account the outcome of the vote when considering 2019 executive compensation arrangements. At the Annual Meeting, shareholders are again being asked to approve, on an advisory basis, the compensation paid to our Named Executive Officers. See “Proposal No. 2 – Advisory Vote on Executive Compensation”, below.

Components of Compensation

The major components of the Company’s executive officer compensation are: (i) base salary, (ii) annual bonus, (iii) long-term, equity-based awards, and (iv) retirement and other benefits.

Base Salary. The Company’s base salary program is designed to recognize the roles and responsibilities of executive officers’ positions and their performance in those roles. The Committee annually reviews the salaries of the Company’s executives. When setting base salary levels for recommendation to the Independent Directors on the Board, the Committee considers (a) competitive market conditions for executive compensation, (b) the Company’s performance and (c) the individual’s performance. The Company’s performance is measured by the Company’s strategic and financial performance in the fiscal year, with particular emphasis on earnings per share growth and return on shareholders’ equity for the year. Although the Committee considers year-to-year changes in stock price in its evaluation of overall Company performance, the Committee does not use this criterion on an individual level because the Committee does not believe that short-term fluctuations in stock price necessarily reflect the underlying strength or future prospects of the Company. Individual performance is measured by the strategic and financial performance of the particular executive officer’s operational responsibility in comparison to targeted performance criteria.

The Company maintains a common anniversary date for the merit review process, and related increases in compensation rates occur in April. Following an analysis of the factors described in the preceding paragraph, most of the Company’s executives received salary rate increases at this time, including all of the Named Executive Officers. Mr. Romaine’s annual salary rate was increased to $665,000 representing an increase of 3.1%. Messrs. Fetsko, Gruber, Boyce and Hartz received annual salary rate increases to $424,400 (+3.0%), $369,900 (+2.75%), $337,900 (+3.0%), and $304,200 (+2.8%) respectively.

An additional adjustment was made to Mr. Romaine’s annual base salary effective November 12, 2019. Consistent with the Company’s compensation philosophy to offer executive compensation that is consistent with similarly sized financial institutions, the Committee approved and recommended to the full Board for approval, and the Board approved, an increase in Mr. Romaine’s annual base salary from $665,000 to $719,000.

Annual Bonus. The Company chooses to pay annual cash bonuses in order to motivate executives to work effectively to achieve the Company’s financial performance objectives and to reward them if objectives are met. The Board maintains full discretion in the payment of bonuses in order to preserve the flexibility necessary to ensure its ability to act in the Company’s best interests. In determining annual bonus amounts, the Committee rewards long-term value creation, and avoids an emphasis on short-term metrics, such as annual fluctuations in our stock price. The Compensation Committee considers a number of quantitative and qualitative performance factors to evaluate the performance of the Named Executive Officers. These performance factors include, but are not limited to: (i) executive development; (ii) contribution to business unit results; and (iii) contribution to corporate results measured by (a) the Company’s net income as compared to the Company’s internal targets, (b) increases in earnings per share of the Company’s common stock for the most recently completed fiscal year, (c) the Company’s return on assets, as ranked in the Federal Reserve Board’s BHCPR Peer Group Average Report for the Company’s FRB Peer Group, and (d) the Company’s return on equity, as ranked in the Federal Reserve Board’s BHCPR Peer Group Average Report for the Company’s FRB Peer Group. In February 2020, bonus awards were paid to several executives of the Company, including all of the Named Executive Officers, based on 2019 performance. The Committee considered the executive compensation study performed by Pearl Meyer in 2017 in making its determinations regarding bonus award amounts for 2019 results, among the other factors described in this Compensation Discussion and Analysis. Mr. Romaine received a bonus of $312,765 and Messrs. Fetsko, Gruber, Boyce and Hartz received bonuses of $146,000, $114,600, $102,300, and $91,600 respectively. Mr. Romaine’s bonus was based upon the effectiveness of his leadership, the number of important accomplishments of the Company during 2019, and the other performance factors described above.

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Long-Term, Equity-Based Awards. The Company chooses to award equity-based compensation because such grants (1) align executive interests with shareholder interests by creating a direct link between compensation and shareholder return, (2) give executives a significant, long-term interest in the Company’s success and (3) help retain key executives in a competitive market for executive talent. While the Committee recognizes that the executives of the Company can exert very little influence on short-term fluctuations in stock price, the Committee does believe that long-term stock price appreciation reflects achievement of strategic goals and objectives. Equity awards are granted based on the performance of the individual executive and his or her anticipated contribution to the achievement of the Company’s strategic goals and objectives. The Committee has traditionally authorized grants vesting over five or more years to encourage retention of executives. This practice means that at any time there are a significant number of awards granted that are not vested and therefore not exercisable and/or transferable.

The Company’s 2009 Equity Plan expired in May 2019. No further awards will be made under the 2009 Equity Plan. A successor plan – the Tompkins Financial Corporation 2019 Equity Incentive Plan – was recommended by our Board and approved by our shareholders at the 2019 Annual Meeting. Like the 2009 Equity Plan, the 2019 Equity Incentive Plan gives the Company flexibility in the types of equity grants awarded in order to align executive and shareholder interests. A total of 1,275,000 shares have been authorized for issuance under the 2019 Equity Incentive Plan. Of this amount, 1,009,753 remained available for granting as of December 31, 2019.

The Committee uses discretion in determining the frequency and level of equity awards. Generally, the Committee will consider market data, including the total economic value and mix of award types utilized by the Benchmarking Peer Group, the Company’s financial performance, and individuals’ performance before deciding whether an award should be made, the number of shares to be granted, and the applicable vesting provisions of the award (including whether an award will be subject to time-based vesting, performance-based vesting, or both). Awards that are subject to performance-based vesting may include performance goals based on one or more performance metrics, including return on average shareholders’ equity.

In November 2019, a number of executives received long-term equity-based awards. Among that group were the Named Executive Officers, who each received shares of restricted stock with time-based vesting. Mr. Romaine received 2,410 shares of restricted stock, and Messrs. Fetsko, Gruber, Boyce and Hartz each received 1,250 shares of restricted stock.

For Mr. Romaine, the Committee determined that 50% of the value of Mr. Romaine’s 2019 long-term equity incentive award should be a restricted stock award with performance-based vesting, which promotes focus on achieving long-term relative performance goals that create shareholder value and are earned only if the specified financial goal is achieved at the end of the performance period. Toward that end, in addition to the time-based restricted stock award described above, in November 2019 Mr. Romaine also received a performance share award of 2,410 shares of restricted stock. In addition, the Committee approved a grant of 2,240 shares of performance-based restricted stock to Mr. Fetsko. The terms of the performance share awards granted to Messrs. Romaine and Fetsko are as follows:

The awards will remain subject to forfeiture unless and until the Committee determines, in its discretion, that the performance goal set forth in the executive’s award agreement has been met. In order for the performance goal to be met, the Company’s return on average shareholders’ equity over the period beginning on January 1, 2020 and ending on December 31, 2022 must be at or above the 50th percentile of the return on average shareholders’ equity for the Company’s FRB Peer Group. For Mr. Romaine, if the Committee determines that the performance goal has been attained, then his award will vest in full. The entire award will lapse and be deemed to have been forfeited if the Committee determines that the performance goal has not been attained. Mr. Romaine’s award agreement provides that, so long as he meets certain eligibility criteria set forth in the agreement and agrees not to compete with the Company for a period of three years after his retirement, and subject to certain additional limitations set forth in the award agreement, if he retires prior to the expiration of the performance period, he will remain eligible to receive the shares covered by his award so long as the performance goal is attained.

The performance goal and performance period applicable to Mr. Fetsko’s performance share award are the same as those applicable to Mr. Romaine’s performance share award. In addition to satisfaction of the performance goal, however, in order to increase its retentive effect, Mr. Fetsko’s award is also subject to time-based vesting. If the Committee determines that the performance goal as described above has been attained, then Mr. Fetsko’s award will vest, and the restrictions thereon will lapse, in accordance with the following schedule: 20% will vest on November 12, 2024, 30% will vest on November 12, 2025, and the remaining 50% will vest on November 12, 2026, provided that Mr. Fetsko’s continuous service with the Company continues through such dates. Notwithstanding this vesting schedule, the entire award will lapse and be deemed to have been forfeited if the Committee determines that the performance goal has not been attained. Because Mr. Fetsko’s award is subject to the additional time-based vesting requirements described above, his award agreement does not contain any provision for continued eligibility in the event he retires prior to the end of the performance period.

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In determining how to structure the 2019 equity award, the Committee considered information and recommendations provided by Pearl Meyer when it was engaged in 2018 to assist with formulating the 2019 Equity Incentive Plan. This information from Pearl Meyer included data from the Benchmarking Peer Group indicating that members of the Benchmarking Peer Group generally granted equity awards consisting entirely of restricted shares. The Committee considered this market research, as well as the relative merits of other forms of equity awards, and determined that an equity award consisting entirely of restricted stock was most appropriate for 2019, and that awards including performance-based vesting were appropriate for Messrs. Romaine and Fetsko. The value of awards to our Named Executive Officers helps to ensure that their compensation levels remain competitive with the levels observed in the Pearl Meyer executive compensation study.

More information about the terms and conditions of these grants is available in the “Grants of Plan-Based Awards” table and related narrative.

Retirement and Other Benefits.

Retirement Plans. The Company maintains several retirement programs that are designed to assist Company employees with their long-term retirement planning. Substantially all Company employees, including the Named Executive Officers, are eligible to participate in the Investment & Stock Ownership (401(k)) Plan (the “ISOP”) and the Employee Stock Ownership Plan (the “ESOP”). The Committee believes that, in addition to providing retirement income, these plans have the added benefit of linking compensation to the Company’s stock performance. The Company also maintains defined contribution and defined benefit pension plans. For a more detailed discussion of the profit sharing component pursuant to our ISOP, and other deferred compensation and retirement plans, please see “Qualified Plans and Profit Sharing”, below.

Named Executive Officers may also participate in a non-qualified deferred compensation plan, and all of our Named Executive Officers are parties to Supplemental Executive Retirement Plan (“SERP”) Agreements with the Company. These plans provide retirement income that may be limited in the qualified plans due to IRS limitations or are intended to provide additional retirement benefits. The Committee believes that the plans and the level of benefits that are provided are appropriate to promote retention and to recognize and reward long-term service to the Company.

For more information regarding these plans, please refer to the narrative accompanying the “Pension Benefit” and “2019 Non-Qualified Deferred Compensation” tables on pages 26 and 31, respectively, in this Proxy Statement. Information regarding SERP benefits is explained under “Potential Payments upon Termination or Change in Control.”

Post-Retirement Life Insurance. The Company offers post-retirement life insurance coverage to employees who have worked for the Company for 10 or more years and who retire at or after age 55. All of the Named Executive Officers (except Mr. Gruber) are entitled to receive life insurance coverage under this policy.

Life Insurance Benefits. As a part of its comprehensive and competitive approach to compensation, the Company provides life insurance benefits to certain officers of the Company, including all of the Named Executive Officers, with respect to which the Company has entered into life insurance contracts. These insurance contracts are carried at cash surrender value on the Company’s consolidated statements of financial condition. Increases in the cash surrender value of the insurance are reflected as noninterest income, and the related mortality expense is recognized as other employee benefits expense, in the Company’s consolidated statements of income. The value of premiums paid with respect to such life insurance on behalf of the Named Executive Officers is included as “All Other Compensation” in the Summary Compensation Table. In February 2020, the Committee approved and recommended to the full Board for approval, and the full Board approved, amendments to the plans providing this life insurance coverage for Messrs. Romaine, Fetsko and Boyce. The Committee had determined that the existing cap on the benefits currently included in the Officer Group Term Replacement Plan provided by the Company for each such executive (such arrangement with respect to each such executive, the “Plan”) should be modified in order to better reflect the compensation arrangement that was previously agreed upon between the Company and each such executive. In order to better align the death benefits available to those executives with the arrangements contemplated by the parties when the Plans were put in place, the Committee and Board approved an amendment to the Plan for each of Messrs. Romaine, Fetsko and Boyce, which would establish a minimum death benefit payable to each executive under his Plan and eliminate the dollar value cap on the death benefit, and replace it with a maximum payment equal to the lesser of (a) four times the executive’s Base Annual Salary (as defined in the Plan), or (b) the death benefit or benefits available under the Policy or Policies (as defined in the Plan) maintained as of the date of such executive’s death.

Perquisites. Perquisites for the Named Executive Officers are limited to personal use of a Company-owned vehicle. The Committee believes that this limited benefit assists the Named Executive Officers in the performance of their duties by providing convenience in light of the significant demands on our Named Executive Officers’ time, including frequent car travel on business.

Termination of Employment and Change-in-Control Arrangements. The Company does not have employment contracts with the Named Executive Officers. However, the Company is obligated to provide certain payments to the Named Executive Officers upon termination as part of their SERPs. Some of these agreements contain severance provisions carried over from previous agreements with acquired companies. In addition, under the Company’s equity incentive plans, outstanding unvested equity awards may fully vest if a Named Executive Officer is terminated in connection with a change of control of the Company. SERP payments, accelerated vesting of equity awards and other benefits due upon termination are explained under the “Potential Payments upon Termination or Change in Control” section of this Proxy Statement. In the change-in-control context, these payments/benefits are subject to a “double trigger” as described in greater detail under that section as well.

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Compensation Forfeiture & Recovery

The Board has adopted a clawback policy which provides the Company with the right to recover certain compensation paid to our executive officers. The rights provided by this policy are in addition to any other remedies available to the Company under applicable law, policy or agreement, including without limitation those rights described under Section 304 of the Sarbanes Oxley Act. If the Audit Committee determines that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of a covered executive’s misconduct, with any financial reporting requirement under the securities laws, the Compensation Committee may, in its discretion, require such covered executive to reimburse the Company for all or any portion of (1) any bonus or other incentive-based or equity-based compensation received by such covered executive during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurs) of the financial document embodying such financial reporting requiring an accounting restatement, and (2) any profits realized from the sale of securities of the Company during that 12-month period. A covered executive shall be deemed to have committed “misconduct” if she or he: (A) engages in fraud or willful misconduct; (B) is or becomes actually aware of fraud or willful misconduct but fails to immediately report same to the Audit Committee; or (C) knowingly fails to prevent fraud or willful misconduct. All of our Named Executive Officers are covered executives under this clawback policy.

In addition, the 2019 Equity Incentive Plan also allows the Compensation Committee to specify in any award agreement with our executives (including our Named Executive Officers) that the executive’s rights under an award are subject to alteration or reduction upon the occurrence of certain events, including, but not limited to, a breach of restrictive covenants or conduct that is detrimental to the business or reputation of the Company.

Compensation Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that it be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” with the management of the Company. Based on the Compensation Committee’s review and discussion, the Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference into the Company’s 2019 Annual Report on Form 10-K.

Members of the Compensation Committee:

Craig Yunker, Chair

Patricia A. Johnson

Thomas R. Rochon

Alfred J. Weber

Compensation Committee Interlocks and Insider Participation

The members of the Company’s Compensation Committee are identified above under “Compensation Committee Report.” No member of the Compensation Committee was during fiscal 2019 or before an officer or employee of the Company or any of the Company’s subsidiaries, or had any relationship requiring disclosure under “Transactions with Related Persons” in this Proxy Statement. During 2019, no executive officer of the Company served on the board of directors or compensation committee of any other entity, one of whose executive officers served as a member of the Company’s Board of Directors or the Compensation Committee.

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2019 Summary Compensation Table

The following table sets forth information concerning the total compensation earned by the Company’s Chief Executive Officer and Chief Financial Officer and the next three most highly-compensated executive officers of the Company in the fiscal year ended December 31, 2019. These five officers are referred to as the “Named Executive Officers” in this Proxy Statement.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Total
		($)	($)	($)	($)	($)	($)	($)	($)
Stephen S. Romaine	2019	664,215	312,765	429,992	—	—	1,715,267	59,839	3,182,078
President & CEO of	2018	636,385	304,000	386,956	—	—	—	62,100	1,389,441
Tompkins Financial	2017	605,461	307,000	367,688	—	—	766,637	69,423	2,116,209
Corporation

Francis M. Fetsko	2019	420,823	146,000	311,343	—	—	813,298	42,929	1,734,393
Executive Vice	2018	408,769	152,400	123,246	—	—	—	45,209	729,444
President COO &	2017	357,885	158,000	104,940	—	—	389,676	44,177	1,054,678
CFO of the Company

Scott L. Gruber	2019	367,044	114,600	111,513	—	—	326,448	49,309	968,914
President & CEO of	2018	356,769	110,900	108,242	—	—	103,443	51,677	731,031
Tompkins VIST Bank	2017	345,173	121,000	104,940	—	—	183,280	55,550	809,943

David S. Boyce	2019	335,044	102,300	111,513	—	—	641,780	37,473	1,228,110
President & CEO of	2018	325,308	109,100	108,242	—	—	—	38,603	581,253
Tompkins Insurance	2017	315,577	109,000	104,940	—	—	388,049	41,972	959,538
Agencies

Gregory J Hartz	2019	301,835	91,600	111,513	—	—	530,524	61,945	1,097,417
President & CEO	2018	293,577	95,800	108,242	—	—	—	62,124	559,743
of Tompkins	2017	284,496	98,000	104,940	—	—	286,191	63,878	837,505
Trust Company

(1)

These amounts represent cash bonus awards. Of these amounts, Messrs. Fetsko, Boyce and Hartz deferred 15%, 25%, and 15% respectively, under the Tompkins Financial Corporation Deferred Compensation Plan for Selected Officers.

(2)

Reflects the fair value of the awards at the grant date, in accordance with FASB ASC Topic 718 for financial statement reporting purposes, excluding the effect of estimated forfeitures. For the performance-based restricted stock awards granted to Messrs. Romaine and Fetsko in 2019, the fair value at the grant date is based upon the probable outcome of the performance conditions of the awards. For additional information as to the assumptions made in valuation, see Note 12 to the consolidated financial statements filed with the SEC in the Company’s 2019 Annual Report on Form 10-K. Amounts shown in the table do not necessarily correspond to the actual value that may be recognized by the Named Executive Officers.

(3)

This column reflects: 1) changes in pension value under the Tompkins Financial Corporation Retirement Plan (“Pension Plan”), 2) changes in pension value under the executive’s SERP, and 3) changes in pension value under the DB SERP (defined below) for Messrs. Romaine, Boyce and Fetsko, as discussed below under “Retirement Plans”. The amounts included in this column do not represent current cash benefits payable to the Named Executive Officers or the annual cost of these benefits. Rather, these amounts represent the difference between the actuarial present value of each Named Executive Officer’s accrued benefit under the Pension Plan and/or the SERP(s) at December 31st of the applicable year and at December 31st of the preceding year, using the actuarial assumptions in effect at these respective dates. These amounts may experience significant increases/decreases from year to year due to changes in discount rates and/or mortality tables used to determine present value. The following assumptions were used by the Company’s retirement plan actuaries to calculate the Change in Pension Value from year-end 2018 to year-end 2019.

Discount Rate: Pension plan(s) 3.04% at 12/31/2019, 4.08% at 12/31/2018; SERP(s): 3.14% at 12/31/2019, 4.16% at 12/31/2018.

Retirement Plan Mortality: Pri-2012 Total Table with improvement scale MP-2019 applied on a fully generational basis at 12/31/2019; SOA RP2014 rolled back to 2006 with fully generational MP2018 improvements at 12/31/2018

SERP Mortality: Pri-2012 White Collar Table with improvement scale MP-2019 applied on a fully generational basis at 12/31/2019; SOA RP2014 rolled back to 2006 with fully generational MP2018 improvements at 12/31/2018

For 2019, the aggregate change in actuarial present value of accumulated benefits for some of our Named Executive Officers was significantly higher than in 2018 due to the significant decrease in the discount rate from 12/31/2018 to 12/31/2019.  The actual increases in actuarial present values for 2019 were as follows:  Mr. Romaine: $1,715,267; Mr. Fetsko: $808,758; Mr. Gruber: $326,415; Mr. Boyce: $636,309; Mr. Hartz: $526,895.

For 2018, the aggregate change in actuarial present value of accumulated benefits for some of our Named Executive Officers was a negative number due to the significant increase in the discount rate from 12/31/2017 to 12/31/2018. However, applicable SEC rules do not permit us to disclose a negative number in the column.  The actual decreases in actuarial present values for 2018 were as follows:  Mr. Romaine – ($170,971); Mr. Fetsko – ($29,873); Mr. Boyce – ($117,047); Mr. Hartz – ($3,827).  The increase in actuarial present value for Mr. Gruber for 2018 was $103,443.

This column also includes above-market interest on nonqualified deferred compensation paid in 2019 as follows:  Mr. Fetsko - $4,540; Mr. Gruber - $33; Mr. Boyce - $5,471; Mr. Hartz - $3,629.

(4)

The amount in this column includes: employer matching contributions pursuant to the ISOP and amounts paid pursuant to profit sharing and supplemental profit sharing as explained in the “Qualified Savings Plans and Profit Sharing” section on page 25; a contribution to the DC SERP (defined below), for Messrs. Gruber and Hartz; the dollar value of the applicable life insurance premiums paid on the Named Executive Officers’ behalf by the Company; perquisites and other personal benefits or property; and interest income on non-qualified deferred compensation.

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For Mr. Romaine the amounts were as follows: Company profit sharing contributions to the ESOP, $9,800; Company cash profit sharing, $8,400; supplemental profit sharing $24,974; Company match on salary deferral to the ISOP, $11,200; dollar value of life insurance premiums, $5,174; personal use of Company-owned vehicle, $291.

For Mr. Fetsko the amounts were as follows: Company profit sharing contributions to the ESOP, $9,800; Company cash profit sharing, $8,400; supplemental profit sharing, $9,154; Company match on salary deferral to the ISOP, $11,200; dollar value of life insurance premiums, $2,492; personal use of Company-owned vehicle, $1,883.

For Mr. Gruber the amounts were as follows: Company profit sharing contributions to the ESOP, $9,800; Company cash profit sharing, $8,400; supplemental profit sharing, $5,658; Company match on salary deferral to the ISOP, $11,200; Company contributions to defined contribution retirement plan, $14,000; personal use of Company-owned vehicle, $251.

For Mr. Boyce the amounts were as follows: Company profit sharing contributions to the ESOP, $9,800; Company cash profit sharing, $8,400; supplemental profit sharing, $3,578; Company match on salary deferral to the ISOP, $11,200; dollar value of life insurance premiums, $2,262; personal use of Company-owned vehicle, $2,233.

For Mr. Hartz the amounts were as follows: Company profit sharing contributions to the ESOP, $9,800; Company cash profit sharing, $8,400; supplemental profit sharing, $1,419; Company match on salary deferral to the 401(k) plan, $11,200; 2015 Defined Contribution Retirement Plan, $16,000; Defined Contribution SERP Plan, $10,180; personal use of Company-owned vehicle, $4,946.

Long-Term Equity-Based Awards and Stock Grants

The Company maintains the 2019 Equity Incentive Plan as a vehicle to encourage the continued employment of key employees of the Company and its subsidiaries, and to align their interests with those of the Company’s shareholders by facilitating the employees’ ownership of a stock interest in Tompkins Financial Corporation. The Committee believes that an equity plan is in the best interests of the Company and its shareholders since it enhances the Company’s ability to continue to attract and retain qualified officers and other key employees. The Committee’s practice has been to grant awards to Named Executive Officers on an annual basis.

In 2019, each of the Named Executive Officers received an award of restricted stock with a 5-year vesting schedule.  This schedule provides for zero percent vesting in year one and 25% vesting in years two through five.  In addition, also in November 2019, Messrs. Romaine and Fetsko each received an award of restricted stock with performance-based vesting, as described above under “Compensation Discussion and Analysis – Components of Compensation – Long-Term, Equity-Based Awards”.  Mr. Fetsko’s performance-based restricted stock award had an additional time-based vesting component, with 20% vesting on the fifth anniversary of the grant date, 30% vesting on the sixth anniversary of the grant date, and the remaining 50% vesting on the seventh anniversary of the grant date (in each case, provided that the performance goals specified in his award have been met).

Option/Equity Grants in Fiscal 2019

Grants of Plan-Based Awards

Name	Grant Date	Estimated future payouts under equity incentive plan awards (TARGET)	All other stock awards: Number of shares of stock or units	All other option awards: Number of securities underlying options	Exercise or base price of the option awards	Grant date fair value of stock and option awards
		(#)	(#)	(#)	($/Sh)	($)
Stephen S. Romaine	Nov. 12, 2019	2,410	2,410	n/a	n/a	429,992

Francis M. Fetsko	Nov. 12, 2019	2,240	1,250	n/a	n/a	311,343

Scott L. Gruber	Nov. 12, 2019	—	1,250	n/a	n/a	111,513

David S. Boyce	Nov. 12, 2019	—	1,250	n/a	n/a	111,513

Gregory J. Hartz	Nov. 12, 2019	—	1,250	n/a	n/a	111,513

The 2019 Equity Incentive Plan allows awards at the discretion of the Committee.  Stock awards for the November 12, 2019 grant are valued at the closing market price for our common stock on the NYSE American on November 12, 2019 of $89.21.

For Mr. Romaine, the Committee determined that 50% of the value of Mr. Romaine’s 2019 long-term equity incentive award, or 2,410 shares, should be performance-based.  Mr. Fetsko received a performance share award of 2,240 shares of restricted stock.  More information on these performance-based awards, including the vesting provisions applicable to the awards, can be found above under “Compensation Discussion and Analysis - Components of Compensation - Long Term, Equity Based Awards”.  Pursuant to the terms of the 2019 Equity Incentive Plan, the recipients of performance share awards do not have any right to vote the shares covered by the award or to receive dividends thereon prior to the completion of the relevant performance period and the Committee’s determination that the performance goal has been attained.

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The remainder of the stock awards included in the November 12, 2019 grants consisted of restricted stock awards with time-based vesting.  The vesting schedule for the 2019 time-based restricted stock awards is as follows:  five-year vesting schedule with zero percent vesting in year one and 25% vesting in years two through five.  Holders of time-vested restricted stock have voting rights with respect to such shares during the restricted period.  Dividends paid on the shares of restricted stock will accrue during the restricted period, and will be paid to the holder following the expiration of the restricted period.

For an explanation of the amount of salary and bonus in proportion to total compensation, see the section above titled “Compensation Discussion and Analysis – Process of Determining Named Executive Officer Compensation”.

Outstanding Equity Awards of Named Executive Officers

The following table shows the aggregate number of unexercised options, stock appreciation rights, and unvested restricted stock awards outstanding as of December 31, 2019 for each of the Named Executive Officers.

2019 Outstanding Equity Awards at Fiscal Year-End

		Option Awards					Stock Awards

				Equity						Equity incentive
				Incentive Plan					Equity incentive	plan awards:
				Awards:				Market	plan awards:	market or
		Number of	Number of	Number of			Number of	Value of	number of	payout value of
		Securities	Securities	Securities			Shares	Shares	unearned	unearned
		Underlying	Underlying	Underlying			or Units	or Units	shares, units or	shares, units or
		Unexercised	Unexercised	Unexercised	Option	Option	of Stock	of Stock	other rights that	other rights that
	Grant	Options (#)	Options (#)	Unearned	Exercise	Expiration	That Have Not	That Have Not	have not vested	have not vested
	Date	Exercisable(1)	Unexercisable(2)	Options	Price ($)	Date	Vested (#)(3)	Vested ($)(4)	(#)	($)
Stephen S. Romaine	11/12/2019						2,410	220,515	2,410	220,515
	11/09/2018						5,130	469,395
	11/09/2017						3,469	317,414
	11/09/2016	867	867		76.90	11/09/2026	1,305	119,408
	11/04/2015	2,465	2,370		56.29	11/04/2025	1,510	138,165
	11/21/2014	5,120	2,410		49.22	11/21/2024	1,629	149,054
	05/03/2013	5,329	941		40.60	05/03/2023	881	80,612
	08/19/2011	10,500			37.00	08/19/2021
Total		24,281	6,588				16,334	1,494,563	2,410	220,515
Francis M. Fetsko	11/12/2019						1,250	114,375	2,240	204,960
	11/09/2018						1,435	131,303
	02/06/2018						190	17,385
	11/09/2017						990	90,585
	11/09/2016	401	401		76.90	11/09/2026	603	55,175
	11/04/2015	1,139	1,096		56.29	11/04/2025	699	63,959
	11/21/2014	2,363	1,112		49.22	11/21/2024	752	68,808
	05/03/2013	2,596	459		40.60	05/03/2023	429	39,254
	08/19/2011	788			37.00	08/19/2021
Total		7,287	3,068				6,348	580,844	2,240	204,960
Scott L. Gruber	11/12/2019						1,250	114,375
	11/09/2018						1,435	131,303
	11/09/2017						990	90,585
	11/09/2016	401	401		76.90	11/09/2026	603	55,175
	11/04/2015		1,096		56.29	11/04/2025	699	63,959
	11/21/2014		1,112		49.22	11/21/2024	752	68,808
	05/03/2013		459		40.60	05/03/2023	429	39,254
Total		401	3,068				6,158	563,459
David S. Boyce	11/12/2019						1,250	114,375
	11/09/2018						1,435	131,303
	11/09/2017						990	90,585
	11/09/2016	401	401		76.90	11/09/2026	603	55,175
	11/04/2015		1,096		56.29	11/04/2025	699	63,959
	11/21/2014		1,112		49.22	11/21/2024	752	68,808
	05/03/2013		459		40.60	05/03/2023	429	39,254
Total		401	3,068				6,158	563,459
Gregory J. Hartz	11/12/2019						1,250	114,375
	11/09/2018						1,435	131,303
	11/09/2017						990	90,585
	11/09/2016	200	401		76.90	11/09/2026	603	55,175
	11/04/2015		1,096		56.29	11/04/2025	699	63,959
	11/21/2014	591	1,112		49.22	11/21/2024	752	68,808
	05/03/2013		459		40.60	05/03/2023	429	39,254
Total		791	3,068				6,158	563,459

(1)	Options/SARs reported in this column are vested and currently exercisable.

(2)

Options/SARs reported in the table with an expiration date in 2026 have a five-year vesting schedule with zero percent vesting in year one and 25% vesting in years two through five. All other Options/SARs reported in the table have a seven-year vesting schedule with zero percent vesting in year one, 17% vesting in years two through six and 15% vesting in year seven.

(3)

Restricted stock awards reported in the table that were granted in 2016, 2017, 2018 and 2019 have a five-year vesting schedule with zero percent vesting in year one and 25% vesting in years two through five. All other restricted stock awards reported in the table have a seven-year vesting schedule with zero percent vesting in year one, 17% vesting in years two through six and 15% vesting in year seven.

(4)	Market value for shares of restricted stock that have not vested is calculated using the closing sales price of our common stock on the NYSE American on December 31, 2019 of $91.50.

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Options Exercised and Stock Vested During Fiscal 2019

The following table sets forth information concerning the exercise of options and vesting of shares of restricted stock for each Named Executive Officer during fiscal 2019 and the value realized upon exercise or vesting.

2019 Option Exercises and Stock Vested

	Option Awards (3)		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting (2)
	(#)	($)	(#)	($)
Stephen S. Romaine	10,622	856,680	4,195	365,632
Francis M. Fetsko	—	—	1,761	153,059
Scott L. Gruber	2,619	215,121	1,761	153,059
David S. Boyce	1,527	126,037	1,761	153,059
Gregory J. Hartz	1,158	93,729	1,761	153,059

(1)	Equal to the difference between the market price of our common stock on the NYSE American at exercise and the exercise price for such equity awards.

(2)	Equal to the market price of our common stock on the NYSE American at vesting multiplied by the number of shares that vested.

(3)	Includes Stock Settled Appreciation Rights (SSARs)

Qualified Savings Plans and Profit Sharing

The Company maintains an ISOP that covers substantially all of the employees of the Company and its subsidiaries. The ISOP is a profit-sharing plan with a salary deferral arrangement meeting the requirements of Section 401(k) of the Internal Revenue Code of 1986, as amended. Pursuant to the ISOP, an employee may defer a portion of the employee’s base pay, within limits specified in the ISOP. The ISOP further provides that the Company will match 100% of an employee’s contribution up to 3% of the employee’s base pay, and will match 50% of an employee’s additional contribution to the ISOP that is greater than 3%, but not more than 5%, of the employee’s base pay.

In addition, the ISOP has a profit sharing component. Profit sharing contributions are discretionary contributions determined by the Company’s Board of Directors.  A component of these contributions is paid in cash; however, the ISOP allows employees to elect to defer all or a portion of their profit sharing cash component (which deferral is not eligible for matching by the Company). The profit sharing cash component amounts for the Named Executive Officers are included as “All Other Compensation” in the Summary Compensation Table, above, and described in Note 5 to that table.

The Company also maintains an ESOP which covers substantially all employees of the Company. The purpose of the ESOP is to permit the Company to make discretionary profit sharing contributions to employees in the form of shares of common stock of the Company in order to facilitate stock ownership by employees. Contributions are determined by the Company’s Board of Directors and are limited to a maximum amount as stipulated in the ESOP.

Eligible compensation used to determine profit sharing contributions is limited to the annual IRS mandated compensation limit ($280,000 for 2019). However, the Company provides a “supplemental profit sharing” cash amount to Named Executive Officers which represents the profit sharing attributable to eligible compensation in excess of the IRS mandated compensation limit under Section 415 of the United States Internal Revenue Code, which limits the total contributions which can be deferred in a qualified plan in a given plan year (the “Code Section 415 Limit”).

Profit sharing and supplemental profit sharing amounts accrued for the accounts of the Named Executive Officers are included as “All Other Compensation” in the Summary Compensation Table, above, and described in Note (4) to that table.

Retirement Plans

The Company has a defined benefit pension plan, called the Tompkins Financial Corporation Retirement Plan (the “Pension Plan”), which covers substantially all employees of the Company and its subsidiaries who were employed prior to January 1, 2010. The Pension Plan does not require or allow employee contributions. The assets of the Pension Plan are held in a separate trust and administered by the Qualified Plans Investment Review Committee of the Board. Messrs. Romaine, Fetsko, Boyce, and Hartz are all participants in the Pension Plan. Mr. Gruber, who joined our Company in 2013, after the Pension Plan was closed (as described below), is not eligible to participate in the Pension Plan.

On January 1, 2010, in order to more effectively control the volatility of plan expense, the Company closed the Pension Plan to new employees and adopted the Tompkins Financial Corporation Defined Contribution Retirement Plan (the “2010 Contribution Plan”). Under the 2010 Contribution Plan, the Company provides contributions to accounts maintained for participating employees based on age and length of service.

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On July 31, 2015, the Pension Plan was frozen, and active participants in this plan ceased to earn an accrued benefit after this date (the “Pension Plan Freeze”). As a replacement plan for these individuals, the Tompkins Financial Corporation 2015 Defined Contribution Retirement Plan (the “2015 Contribution Plan”) was adopted effective August 1, 2015. Under the 2015 Contribution Plan, the Company provides contributions to accounts maintained for participating employees based on age and length of service.

In addition, the Company is a party to SERPs with certain of its executive officers, including all of the Named Executive Officers. The original Supplemental Executive Retirement Plans (the “Original SERPs”) entered into with Messrs. Romaine, Boyce, Fetsko and Hartz provided an annual retirement benefit equal to 75% of their final average earnings, less their benefit under the Pension Plan, less their social security benefit. Due to the Pension Freeze, Messrs. Romaine, Fetsko, Boyce, and Hartz ceased receiving accruals under the Pension Plan and the Pension Plan offset formula no longer worked as the parties originally intended. Accordingly, in 2016, a one-time choice was offered to Messrs. Romaine, Fetsko, Boyce and Hartz, to either (a) discontinue participation in the 2015 Contribution Plan and begin participation in a new defined benefit SERP (the “DB SERP”), or (b) continue participation in the 2015 Contribution Plan and begin participation in a new defined contribution SERP (the “DC SERP”), into which the Company would make any contributions that are in excess of the Code Section 415 Limit.

Messrs. Romaine, Fetsko and Boyce elected to permanently and irrevocably opt-out of the 2015 Contribution Plan and to enter into the DB SERP with the Company. Mr. Hartz elected to participate in the DC SERP, and to continue his participation in the 2015 Contribution Plan. Mr. Gruber continued his participation in the 2010 Contribution Plan and is a participant in the DC SERP. .

Also in 2016, the Company entered into Amended and Restated Supplemental Executive Retirement Plans (the “Amended SERPs”) with each of the Named Executive Officers, and in November 2019, the Company entered into Amendment No. 1 to the SERP with Mr. Romaine (the “CEO SERP Amendment”). The amendments effected by the Amended SERPs and the CEO SERP Amendment are described in the narrative following the “Pension Benefits” table, below.

The following table provides information with respect to each pension plan that provides for payments or other benefits at, following, or in connection with retirement. This includes a tax-qualified defined benefit plan and a supplemental executive retirement plan, but it does not include defined contribution plans (whether tax-qualified or not).

Pension Benefits

Name	Plan Name	Number of Years of Credited Service(1)	Present Value of Accumulated Benefit	Payments During the Last Fiscal Year
Stephen S. Romaine	Tompkins Financial Corporation Retirement Plan	14.58	$560,309	—
	Amended and Restated Supplemental Executive Retirement Plan	25.83	$4,894,539	—
	Amended and Restated New DB SERP	4.42	$135,655
	Total		$5,590,503	—

Francis M. Fetsko	Tompkins Financial Corporation Retirement Plan	18.75	$1,126,455	—
	Amended and Restated Supplemental Executive Retirement Plan	23.25	$1,563,501	—
	Amended and Restated New DB SERP	4.42	$241,875
	Total		$2,931,831	—

Scott L. Gruber	Tompkins Financial Corporation Retirement Plan	N/A	N/A	—
	Amended and Restated Supplemental Executive Retirement Plan	6.75	$1,014,092	—
	Total		$1,014,092	—

David S. Boyce	Tompkins Financial Corporation Retirement Plan	14.25	$479,459	—
	Amended and Restated Supplemental Executive Retirement Plan	31.00	$1,675,452	—
	Amended and Restated New DB SERP	4.42	$170,586
	Total		$2,325,497	—

Gregory J. Hartz	Tompkins Financial Corporation Retirement Plan	12.92	$492,404	—
	Amended and Restated Supplemental Executive Retirement Plan	17.42	$1,586,778	—
	Total		$2,079,182	—

(1)

Pension Plan service represents service with Tompkins Financial Corporation. This service was frozen effective July 31, 2015 due to the Pension Plan Freeze. SERP service represents service with Tompkins Financial Corporation and subsidiaries, and any entities acquired by Tompkins Financial Corporation. DB SERP service represents service with Tompkins Financial Corporation following the Pension Plan freeze effective July 31, 2015.

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The present value of accumulated benefits shown in the Pension Benefits table above is based on benefits accrued as of December 31, 2019. The amounts reflect the method and assumptions used in calculating our pension liability under U.S. GAAP as of that date, except that (1) each participant is assumed to commence benefits on his or her normal retirement date, and (2) there is no assumed mortality prior to the benefit commencement date. For additional information regarding assumptions used in calculating the value of participant benefits under the Pension Plan and the SERPs, see Note 11 to the consolidated financial statements included in the Company’s 2019 Annual Report on Form 10-K.

The Pension Plan provides a monthly benefit payable at retirement. This benefit is determined by the accumulation of credits which are earned as the participant works for the Company. The credits earned for each plan year are based on the sum of the participant’s age and years of service at the beginning of that plan year. When a participant terminates employment or retires, the credits earned for all plan years are summed and multiplied by the “Average Final Earnings” under the Plan, and the result is then converted into a monthly annuity. This type of plan is often referred to as a “pension equity plan.”

“Average Final Earnings” is the average of the participant’s compensation over the five consecutive plan years out of the last ten which produce the highest average. “Compensation” generally consists of total W-2 earnings, less incentive bonuses, fringe benefits and compensation from stock option exercises, except in the case of Mr. Romaine, where, pursuant to the CEO SERP Amendment, for each year beginning with 2019, compensation will include 50% of any annual cash bonus paid to him on or before December 31 of that year. A participant is eligible for an unreduced benefit upon the attainment of his or her “Normal Retirement Date,” which is generally the first day of the month following his or her 65th birthday.

A participant’s retirement benefit is fully vested upon the completion of three years of service. Participants are eligible for a reduced benefit upon retirement prior to age 65 if they have attained age 55 and have 10 years of credited service. Messrs. Romaine, Fetsko, and Hartz are currently eligible for early retirement benefits under the Pension Plan.

Benefits under the Pension Plan are not subject to any reduction for Social Security benefits or other offset amounts. Benefits may be paid in certain alternative forms having actuarial equivalent values.

In addition to the Pension Plan, each of the Named Executive Officers receives retirement benefits under one or more SERP agreements with the Company, as follows:

●

Amended SERPs. For each of the Named Executive Officers other than Mr. Gruber, the Amended SERP provides each executive with supplemental retirement income upon the attainment of age 65 with at least 10 years of service. Executives are eligible for a reduced early retirement benefit upon the attainment of age 55 with at least 10 years of service. The benefit is further reduced by 5% for each year the executive officer’s service, as defined in the agreement, is less than 20 years. Messrs. Romaine, Fetsko, and Hartz are currently eligible for early retirement benefits under their Amended SERPs. The retirement benefit is payable monthly until the executive officer’s death and is subject to reduction depending upon the executive officer’s age as of the date of benefit commencement prior to age 65. The SERP benefit formula is 75% of the executive’s “Average Compensation,” minus the participant’s Pension Plan benefit had it not been frozen, minus his or her Social Security benefit. “Average Compensation” is the average of the executive officer’s five highest calendar years of base salary. For Mr. Gruber, the Amended SERP provides supplemental retirement income upon the attainment of age 65, with no eligibility for early retirement. Mr. Gruber’s SERP benefit formula is 25% of his “Average Compensation,” with no reduction for Pension Plan or Social Security benefits. “Average Compensation” is the average of his five highest calendar years of base salary.

●

DB SERPs. For Messrs. Romaine, Fetsko, and Boyce, the DB SERP is equal to the benefit under the Pension Plan had it not been frozen in 2015, minus the frozen Pension Plan benefit. There is also an additional offset for the partial year contribution the executives received under the 2015 Contribution Plan for the 2015 plan year. The DB SERP is essentially an unsecured promise by the Company to provide executives with the benefit that would have been provided in the Pension Plan had it not been frozen. Because the DB SERP is intended to replace the Pension Plan accruals that were lost when the Pension Plan was frozen, New DB SERP provisions mirror those in the Pension Plan. Messrs. Romaine and Fetsko are currently eligible for early retirement benefits under their DB SERPs.

●

DC SERPs. For Messrs. Gruber and Hartz, the DC SERP benefit is equal to the portion of the 2010 Contribution Plan or 2015 Contribution Plan benefit, as applicable, that would bring the total of all contributions to Company sponsored qualified defined contribution plans in excess of the Code Section 415 Limit. The DC SERP benefit equals the sum of Messrs. Gruber’s and Hartz’s benefits under the 2010 Contribution Plan or 2015 Contribution Plan, respectively, ESOP profit sharing, and ISOP contribution and Company match, minus the Code Section 415 Limit. The DC SERP is essentially an unsecured promise by the Company to provide the executive with any 2010 Contribution Plan or 2015 Contribution Plan contributions, as applicable, that are limited by the Code Section 415 Limit. Contributions to the DC SERP are accumulated in an unfunded, interest-bearing deferred compensation account (the “DC SERP Account”). Messrs. Gruber and Hartz may elect to receive the DC SERP balance at retirement in one lump sum payment or in five or ten annual payments. Upon the executive’s death, the balance of the DC SERP Account will be payable as a lump sum to his or her beneficiary. Executives are eligible for a reduced early retirement benefit upon the attainment of age 55 with at least 10 years of service. Mr. Hartz is currently eligible for early retirement benefits under the DC SERP.

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Potential Payments upon Termination or Change in Control

The following is a summary of the death, disability, severance and change of control benefits under the Amended SERPs:

●

Disability Benefits. The Amended SERP provides a two-tiered disability structure. If the executive is unable to engage in any substantial gainful activity and this is expected to last for a continuous period of at least 12 months, the executive will separate from service with the Company; his or her years-of-service will be frozen as of the date of the disability, and he or she will begin receiving his or her retirement benefit under the Amended SERP at his or her social security normal retirement age. If the executive is unable to perform the duties of his or her job and this is expected to last for a continuous period of at least six months, and the executive separates from service with the Company, his or her years-of-service will be frozen as of the date of the disability, and he will begin receiving his or her retirement benefit under the Amended SERP at the later to occur of his or her attaining age 55 or termination of employment.

●

Change in Control and Severance Benefits. In the event of a change in control, each Named Executive Officer will be deemed to have completed 20 years of service and will be 100% vested in the benefit payable under the Amended SERP. If, within two (2) years following a change in control, the executive officer is terminated, other than for cause, or if the executive officer resigns with Good Reason (described in more detail below), the executive officer is entitled for a period of three years to (a) payment of his or her compensation in effect immediately prior to the change in control, but subject to reduction by 20% to 100% depending on the executive officer’s age at the time of his or her termination, (b) the executive officer’s bonus and profit sharing compensation, which will be the average of the executive officer’s bonus and profit sharing compensation earned for the two most recently completed fiscal years of the Company and (c) continuation of all welfare benefits that he or she was participating in immediately prior to the change in control. Under the Amended SERP, a change in control generally includes: (i) an acquisition of more than 50% of the Company’s stock; (ii) the replacement of a majority of the Company’s Board of Directors during any 12-month; or (iii) the acquisition of more than 70% of the Company’s assets.

The Amended SERP provides that, in the event of a change in control, the executive will generally be deemed to have completed 20 years of service and will be 100% vested in the benefit payable under the Amended SERP. However, the Amended SERP permits the Committee to avoid such acceleration by freezing the Amended SERP (a “Retirement Benefit Freeze”), as long as the Retirement Benefit Freeze does not become effective during the two years preceding a change in control.

The Amended SERP provides for “double-trigger” severance benefits in connection with a change in control. The executive will be entitled to benefits if a change in control occurs, and (a) the executive’s employment is thereafter involuntarily terminated without cause, or (b) the executive voluntarily terminates employment for good reason (i) within two years after a change in control, or (ii) in anticipation of a change in control which then occurs within two years after such termination.

The Amended SERP further provides that if the executive’s employment is involuntarily terminated (other than for cause) at any time, or, for all executives other than Mr. Gruber, the executive voluntarily resigns after reaching age 55 and completing 10 years of service, but prior to his or her designated retirement age in his or her Amended SERP, he or she will be entitled to payment of his or her retirement benefits on his or her designated retirement date, or, in the event of his or her death, his or her spouse will be entitled to payment of the death benefits described in the Amended SERP. If the executive officer voluntarily terminates his or her employment before age 55 and completion of 10 years of service, or in Mr. Gruber’s case prior to age 65, other than because of death, disability or change of control, he or she will not be entitled to payment of any retirement benefits.

●

Death Benefits. If an executive has elected to receive a joint-and-survivor benefit then, in the event of the executive’s death (i) after retirement, his or her spouse will be paid (monthly) 50% of the executive officer’s annual retirement benefit until the spouse’s death, and (ii) prior to retirement, his or her spouse will be paid (monthly) 50% of the vested portion of the executive officer’s annual retirement benefit until the spouse’s death, provided the spouse survives until the executive officer’s designated retirement age in the Amended SERP.

●

Good Reason and Involuntary Termination. An executive will have good reason to resign – and it will be treated as an involuntary termination – in the event of (i) a material diminution in base compensation, authority, duties or responsibilities; (ii) a material change in job location; or (iii) a material breach by the Company or its successor of the Amended SERP or any other agreement between the Company and the executive. In addition, the Amended SERP with Mr. Romaine provides that if his employment is terminated without cause (other than upon a change of control, death or disability), then he is entitled to (a) payment of his base salary in effect immediately prior to his termination of employment and (b) participation, at his option, in the Company’s welfare benefits. These severance benefits are payable to Mr. Romaine for a period of 12 months.

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●

Retirement Benefit Freeze & Plan Amendments. Under the Amended SERPs, the Committee may declare a Retirement Benefit Freeze and may amend, suspend or terminate the Amended SERPs at any time, so long as such action does not reduce a previously-accrued benefit. However, (a) a Retirement Benefit Freeze occurring before an executive is vested does not affect his or her ability to retain any benefit he or she had accrued through the date of the freeze, and (b) severance and change in control benefits are deemed accrued upon signing, and are not subject to amendment, suspension or termination without the executive’s consent, except as described above in connection with a Retirement Benefit Freeze.

●

Covenants. The Amended SERP requires that the executive sign a release in favor of the Company to avoid forfeiture of benefits and contain a mutual non-disparagement commitment between the Company and the executive. The Amended SERP confirms that the executive will forfeit all benefits thereunder if he is discharged for cause, or if, within two years following termination, he or she competes with the Company or solicits the Company’s customers or employees.

●	Cause. No benefits are payable under the Amended SERPs if the covered executive officer’s employment is terminated for cause, or if he or she competes with the Company.

2019 Equity Incentive Plan. Upon termination or a change in control of the Company, our Named Executive Officers are also entitled to certain rights with respect to their equity awards. As described below, these rights may include acceleration of vesting, or additional time periods in which to exercise a vested award.

Under the 2019 Equity Incentive Plan, if the Company is acquired by another company (the “Acquirer”), and if the Acquirer does not assume the outstanding stock awards or does not substitute equivalent stock awards, then all stock awards will immediately vest and, in the case of restricted performance stock and performance units, the targeted performance criteria will be deemed fully attained as of the effective date of such change in control. Incentive stock options, (“ISOs”) will be adjusted in a manner to preserve such status. The Board may, in its discretion, provide for a cash payment to each participate for all outstanding awards, based upon the valuation given to the Company’s stock in connection with such change in control transaction. If the Company is the surviving corporation following a change in control, or if the Acquirer assumes the outstanding options, SARs, restricted stock, restricted performance stock or performance units or substitutes equivalent equity awards relating to the securities of such Acquirer, then all such awards or such substitutes shall remain outstanding and be governed by their respective terms and the provisions of the 2019 Equity Incentive Plan, except that any performance conditions shall be deemed to have been attained effective as of the change in control transaction. The 2019 Equity Incentive Plan provides that, within a two-year period following a Change in Control, if an employee is terminated without “cause” by the Company, or if the employee voluntarily terminates for “good reason,” each as defined in the 2019 Equity Incentive Plan, then all of his or her outstanding awards shall immediately vest and become exercisable. An employee who voluntarily terminates employment without good reason following a Change in Control will not be entitled to accelerated vesting.

Under the 2019 Equity Incentive Plan, unvested or unexercisable awards are forfeited or terminated upon an awardee’s termination of employment. If the Named Executive Officer’s employment is terminated for any reason other than death, disability, retirement or “cause,” he or she would have the right to exercise the vested portion of his or her unexercised awards for up to three months following his or her termination date, as long as the award period does not otherwise expire during such three-month period. Upon a termination for “cause,” any equity awards (whether or not exercisable) will terminate immediately, and any unvested restricted stock awards will be forfeited. If a Named Executive Officer dies, any equity awards which are exercisable will continue to be exercisable at any time before the earlier of (i) one year following his or her death or (ii) the expiration date of the award. Similarly, if a Named Executive Officer’s termination is due to disability or retirement, his or her equity awards which are exercisable will continue to be exercisable at any time before the earlier of (i) one year following his or her termination of employment or (ii) the expiration date of the award. However, a stock option which is intended to qualify as an Incentive Stock Option will only be treated as such to the extent it complies with the requirements of Section 422 of the Internal Revenue Code.

The Committee has the authority to establish or amend the terms and conditions of each award, subject to certain limitations described in the 2019 Equity Incentive Plan. In 2016, the Committee authorized a program where the Committee, on a case-by-case basis, may agree, in its discretion, to amend existing award agreements with eligible retirees to accelerate vesting upon retirement, so long as (a) the Company does not exceed the Plan allowance of 5% of total Plan shares which may be awarded with less than a one-year vesting period, and (b) the retiree complies with certain restrictive covenants, including a non-solicitation covenant. Under this program, vesting of all outstanding equity awards granted to retirees who are selected for this program (which may include, but has not yet included, the Named Executive Officers) could be accelerated at the time the executive retires, with the accelerated award to pay out over the three years following the participant’s retirement. The following criteria must be met to be eligible for this accelerated vesting:

●

The participant must be in good standing with the Company at retirement and remain in good standing for the three-year period after retirement (including compliance with the applicable restrictive covenant);

●	The executive must be at least age 55 and have at least 10 years of service at retirement;
●	The sum of age and service at retirement must equal or exceed 75.

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This program may be altered or suspended by the Committee at any time, and the foregoing description is qualified entirely by reference to the specific terms and conditions of each award agreement, including any authorized amendments thereto.

Potential Payments Upon Change in Control as of December 31, 2019

Name	SERP Accumulated Annual Benefit prior to Change of Control	SERP Accumulated Annual Benefit after Change of Control	Increase in Benefit	Other Benefits: Payable each Year for 3 Years(1)
	($)	($)	($)	($)
Stephen S. Romaine	382,943	382,943	—	998,834
Francis M. Fetsko	121,384	121,384	—	590,206
Scott L. Gruber	62,437	86,220	23,784	498,058
David S. Boyce	141,255	141,255	—	456,788
Gregory J. Hartz	111,128	127,611	16,483	410,519

(1)

If terminated by the Company without cause, or duties or compensation of the Named Executive Officer are significantly reduced due to change in control, the Named Executive Officer receives for a period of three years continuation of compensation (base pay plus average of bonus and profit sharing compensation for last two years) as well as all current employee welfare benefits. Compensation is reduced by a factor of 20% to 100% dependent upon the Named Executive Officer’s age at the time of termination.

In addition to the above, Named Executive Officers would be entitled to awards of options/SARs otherwise deemed “unexercisable” and awards of restricted stock otherwise deemed “not vested”. These values are disclosed in the Outstanding Equity Awards at Fiscal Year-End Table.

The table above shows the potential incremental value transfer to each Named Executive Officer under a change-in-control scenario as of December 31, 2019, the last business day of fiscal 2019. The actual amounts to be paid out can only be determined at the time of such Named Executive Officer’s separation from the Company following an actual change-in-control transaction.

Compensation Upon Other Termination Events as of December 31, 2019

	Stephen S. Romaine	Francis M. Fetsko	Scott L. Gruber	David S. Boyce	Gregory J. Hartz
	($)	($)	($)	($)	($)
Retirement(1)	—(1)	—(1)	—(1)	—(1)	—(1)
Voluntary Resignation(1)	—(1)	—(1)	—(1)	—(1)	—(1)
Termination Without Cause(2)	723,923	—(2)	—(2)	—(2)	—(2)
Termination for Cause(3)	—(3)	—(3)	—(3)	—(3)	—(3)
Death(4)	2,242,196	1,021,000	1,469,000	1,312,000	1,208,000
Disability(5)	240,000	240,000	220,200	201,000	181,100

(1)

Pension Plan Benefits would be available to Messrs. Romaine, Fetsko, Boyce and Hartz upon Retirement or Voluntary Resignation as of 12/31/2019. Messrs. Romaine, Fetsko, and Hartz are the only Named Executive Officers eligible to receive a benefit under the Amended SERP as of 12/31/2019 upon Retirement or Voluntary Resignation. The actuarial present value of the benefits payable under the Pension Plan and Amended SERP are disclosed in the Pension Benefits Table.

(2)

Pension Plan Benefits would be available to Messrs. Romaine, Fetsko, Boyce and Hartz upon Termination Without Cause which, for purposes of this table, includes a termination with good reason as of 12/31/2019. Messrs. Romaine, Fetsko, and Hartz are the only Named Executive Officers eligible to receive a benefit under the Supplemental Executive Retirement Plan as of 12/31/2019 upon Termination Without Cause. For Mr. Romaine, the amount shown represents 12 months base salary plus the value of 12 months of welfare benefits. The actuarial present value of the benefits payable under the Pension Plan and Amended SERP are disclosed in the Pension Benefits Table.

(3)

This section shows amounts payable immediately upon Termination for Cause as of 12/31/2019 under the Pension Plan. No Amended SERP benefits are payable to the Named Executive Officers if they are Terminated for Cause. Pension Plan Benefits would be available to Messrs. Romaine, Fetsko, Boyce and Hartz upon Termination for Cause as of 12/31/2019. The actuarial present values of the benefits payable under the Pension Plan are disclosed in the Pension Benefits Table.

(4)

This section shows amounts payable immediately upon death as of 12/31/2019 under Bank Owned Life Insurance and/or Group Term Life Insurance and Death Benefit Obligation agreements. In addition to the amounts shown, the surviving spouse upon death would receive an annuity death benefit from the Pension Plan payable immediately and Supplemental Executive Retirement Plan payable as early as the date the executive would have attained retirement age as defined under the SERP. The actuarial present value of the benefits payable to the surviving spouse is less than half of the actuarial present values disclosed in the Pension Benefits table.

(5)	This section shows annual amounts payable upon disability as of 12/31/2019 under the Long-Term Disability Plan.

Deferred Compensation Plan for Selected Officers

The Company maintains a nonqualified deferred compensation plan for a select group of officers, including the Named Executive Officers. This plan allows participating employees to defer receipt of all or a portion of bonuses, excess awards under the Company’s 401(k) plan, and profit sharing payments otherwise payable to them until a future date. Amounts deferred under the deferred compensation plan on the part of the Named Executive Officers are included as “Bonus” or “All Other Compensation,” as applicable, in the Summary Compensation Table above.

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The bonuses listed in the Summary Compensation Table are reported for the year in which they were earned. The payment for said bonuses (and the related deferral, if applicable) is made in the following year. If the Named Executive Officer elects to defer a bonus or profit sharing payment, the amount credited to his or her account under the deferred compensation plan is the net amount after Social Security and Medicare are withheld.

Amounts deferred by participating officers are credited to a bookkeeping account maintained for each officer. Such amounts then accrue interest on a quarterly basis, at a rate equal to the higher of either the highest yielding Treasury constant maturity bond for that calendar year, as reported in the Federal Reserve Statistical Release, or the prime rate, as published in The Wall Street Journal on the first business day of that calendar year. During 2019, interest accrued under the deferred compensation plan at the prime rate, 4.50%. Earnings reported in the table below are not considered “above-market” or “preferential” under applicable SEC rules and therefore are not reported in the Summary Compensation Table.

At the time an officer elects to participate in the deferred compensation plan, he or she also selects a deferral payment date, on which payments under the plan will commence. Payments will be either in a lump sum or in the number of annual installments specified by the officer at the time he or she selects the deferral payment date. The deferral payment date must occur no earlier than the calendar year after the officer’s 60th birthday, and no later than the calendar year after the officer’s 65th birthday.

An officer may at any time terminate his or her election to defer payments under the deferred compensation plan. Any such election is effective on the last day of the calendar year in which the election was made.

All payments under the deferred compensation plan are made in cash. Upon the death of a participant in the deferred compensation plan, any remaining balance in his or her account will be paid in a lump sum to his or her estate or designated beneficiaries. A participating officer may, under certain circumstances specified in the deferred compensation plan, be entitled to a hardship distribution of all or any portion of his or her account.

2019 Non-Qualified Deferred Compensation

Name	Executive Contributions in Last FY (5)	Registrant Contributions in Last FY (6)	Aggregate Earnings in Last FY	Aggregate withdrawals / Distributions	Aggregate Balance at Last FYE
	($)	($)	($)	($)	($)
Stephen S. Romaine	—	—	—	—	—
Francis M. Fetsko(1)	25,359	—	13,993	—	266,137
Scott L. Gruber(2)	—	—	102	—	1,924
David S. Boyce(3)	27,275	—	16,865	—	320,140
Gregory J. Hartz(4)	14,370	10,911	11,187	—	214,196

(1)

Mr. Fetsko has elected to defer 15% of his bonus and profit sharing payment, which is the amount included in the “Executive Contributions in the Last Fiscal Year.” The aggregate balance column includes deferrals since Mr. Fetsko’s election to participate in the plan in 2002.

(2)	Mr. Gruber’s DC SERP benefit is included in the “Registrant Contributions in Last Fiscal Year.” The aggregate balance includes his DC SERP benefit for 2018.

(3)

Mr. Boyce has elected to defer 25% of his bonus, which is the amount included in the “Executive Contributions in the Last Fiscal Year.” The aggregate balance includes deferrals since Mr.Boyce’s election to participate in the plan in 2003.

(4)

Mr. Hartz has elected to defer 15% of his bonus, which is the amount included in the “Executive Contributions in the Last Fiscal Year.” Mr. Hartz’s DC SERP benefit is included in the “Registrant Contributions in Last Fiscal Year.” The aggregate balance includes deferrals since Mr.Hartz’s election to participate in the plan in 2003, plus his DC SERP benefit for 2017, 2018 and 2019. Information regarding the DC SERP benefit can be found under the “Retirement Plans” section above.

(5)	All executive contributions shown in this column are included in the “Bonus” or “All Other Compensation” columns of the Summary Compensation Table, above.

(6)	All registrant contributions shown in this column are included in the “All Other Compensation” column of the Summary Compensation Table, above,

CEO Pay Ratio. We determined that the 2019 median annual total compensation of all of our employees was $69,821. The 2019 annual total compensation of Mr. Romaine was $3,182,078; and the ratio of these amounts was 46:1.

Please note that our “median” employee, whose compensation is used to calculate the CEO pay ratio, is the same employee used for the CEO pay ratio analysis in 2017 and 2018. SEC regulations permit the use of the same median employee for three years if Company demographics and compensation arrangements do not change in a way that would significantly affect our CEO pay ratio disclosure.

As of December 31, 2017, the date we selected to identify our median employee, our total employee population consisted of 1,098 employees, all of whom work in the United States. To identify the median compensated employee, we used a Consistently Applied Compensation Measure (CACM) equal to the method used to determine the 2017 total compensation as reported in the Summary Compensation Table on page 22. Further, we annualized pay for those full-time and part-time employees who were not employed for a full year in 2017.

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PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, we are asking shareholders to approve, on a non-binding, advisory basis, the compensation paid to our Named Executive Officers (NEOs) as described in this Proxy Statement in accordance with the SEC’s rules. This Proposal is commonly known as “Say on Pay.” Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the compensation paid to Tompkins Financial Corporation’s Named Executive Officers (NEOs), as disclosed pursuant to the compensation disclosure rules of the Securities Exchange Commission in the Company’s Proxy Statement for the 2020 Annual Meeting of Shareholders (which disclosure includes the Compensation Discussion and Analysis, the Executive Compensation Tables, and narrative discussion) is hereby APPROVED.”

As discussed in the “Compensation Discussion and Analysis,” we believe that our executive compensation program is effective and appropriate, and that the 2019 compensation packages for our executive officers are reasonable and strongly focused on pay for performance principles. We emphasize compensation opportunities that reward our executives when they deliver desired financial and strategic results, with a focus on long-term value creation rather than short-term, market-driven measures.  In 2019, we also introduced performance equity grants for certain of our named executive officers, which will vest based on the specific performance goals described in this Proxy Statement on page 18. Through time-based equity grants with a five-year vesting period, we also align the interests of our executives with our shareholders and the long-term goals of the Company. The Board and the Committee maintain full discretion over the variable components of our compensation program; this practice reduces the executive’s incentive to take risks which are misaligned with the Board-approved risk appetite and long-term strategic goals. We believe that the fiscal year 2019 compensation of our NEOs was appropriate and aligned with Company results, and that it will facilitate the Company’s growth in future years.

Because your vote is advisory, it will not be binding upon the Company, the Board of Directors or the Compensation Committee. However, our Board of Directors and the Compensation Committee value the opinions of our shareholders and will take into account the outcome of the vote when considering future executive compensation decisions as it deems appropriate.

Following the 2017 Annual Meeting of Shareholders, the Board of Directors determined to hold a Say on Pay vote every year until the next vote on the frequency of Say on Pay votes, which is scheduled to take place in 2023. Accordingly, the next Say on Pay vote is scheduled to take place in 2021.

Vote Required and Recommendation

Shareholders may vote “for”, “against”, or “abstain” on Proposal No. 2. The affirmative vote of a majority of the votes cast on the Proposal is required for approval of this Proposal. Abstentions and broker non-votes will not constitute or be counted as votes cast for purposes of this Proposal, and therefore will have no impact on the outcome of this Proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS (NEOs) AS DESCRIBED IN THIS PROXY STATEMENT. SHARES OF COMMON STOCK COVERED BY EXECUTED PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 2, UNLESS THE SHAREHOLDER SPECIFIES A DIFFERENT CHOICE.

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PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, KPMG LLP, AS INDEPENDENT AUDITOR

The Audit/Examining Committee of the Board of Directors of the Company has appointed the independent registered public accounting firm, KPMG LLP (“KPMG”), as the Company’s independent auditor for the fiscal year ending December 31, 2020. Although our Bylaws do not require the submission of the selection of the independent auditor to our shareholders for approval, the Board believes it is appropriate to give shareholders the opportunity to ratify the decision of the Audit/Examining Committee. Neither the Audit/Examining Committee nor the Board will be bound by the shareholders’ vote at the meeting but may take the shareholders’ vote into account in future determinations regarding the retention of the Company’s independent auditor.

Vote Required and Recommendation

Shareholders may vote “for”, “against” or “abstain” on Proposal No. 3. The affirmative vote of a majority of the votes cast on the Proposal is required for approval of this Proposal. Abstentions will not constitute or be counted as votes cast for purposes of this Proposal, and therefore will have no impact on the outcome of this Proposal. Brokers, banks and other nominees will have discretionary authority to vote on this Proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, KPMG LLP, AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019. SHARES OF COMMON STOCK COVERED BY EXECUTED PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 3, UNLESS THE SHAREHOLDER SPECIFIES A DIFFERENT CHOICE.

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TRANSACTIONS WITH RELATED PERSONS

Certain Directors and executive officers of the Company, members of their immediate families and companies or firms with which they are associated, were customers of, or had other transactions with, the Company or its wholly-owned subsidiaries in the ordinary course of business during fiscal 2019. Any and all loans and commitments to lend to such individuals were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company and did not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2019, the balance of all such loans was $5,966,877 and committed unadvanced balances totaled $3,752,235. None of the loans outstanding to Directors or executive officers of the Company, or members of their immediate families or companies or firms with which they are associated, were nonperforming at December 31, 2019.

The Board maintains a written policy governing the procedures by which the Company and any of its subsidiaries may enter into transactions with related parties (the “Policy”). The Policy defines an “Interested Transaction” as any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) the Company or any if its subsidiaries is a participant, and (3) any Related Party has or will have a direct or indirect interest (other than solely as a result of being a director or beneficial owner of less than 10 percent of another entity). A “Related Party” is any (a) person who is or was an executive officer of the Company during the prior 12 months, a Director of the Company or a nominee for election as a Director of the Company, (b) greater than 5 percent beneficial owner of the Company’s common stock, or (c) immediate family member of any of the foregoing. The Company’s Nominating and Corporate Governance Committee is apprised of any potential Interested Transaction, and this Committee is charged with evaluating and approving, as appropriate, any such transactions. The Committee takes into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the Related Party’s interest in the transaction. In its implementation of the Policy, the Committee also has reviewed certain types of Interested Transactions and has established standing pre-approval for these types of transactions, subject in all cases to compliance with applicable regulations of the SEC, federal and state bank regulatory authorities, and other regulatory agencies. Examples of pre-approved transactions include executive compensation (so long as it is approved by the Compensation Committee, properly disclosed in our proxy statement or other required regulatory filings, and the executive in question is not an immediate family member of another executive officer or a Director); Director compensation (so long as it is properly disclosed in our proxy statement or other regulatory filings); and transactions which involve payments to our shareholders on a pro-rata basis (e.g., dividends). In addition, the provision of certain banking services to a Related Party have been pre-approved, as follows: (a) services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services, (b) any extension of credit to a Related Party which is reviewed and approved by the Board of Directors of a subsidiary in accordance with Federal Reserve Board Regulation “O”, or (c) an extension of credit made by a banking subsidiary to a Related Party who is not subject to Regulation “O” when the extension of credit is made (i) in the ordinary course of business, (ii) on substantially the same terms (including interest rates and collateral) as are prevailing at the time for comparable transactions with persons not related to the Company, and (iii) does not involve more than the normal risk of collectability or present other unfavorable features.

Director Michael Spain’s brother, William D. Spain, Jr. is a 50% owner of the law firm of Spain & Spain, PC. During 2019, the Company, through its subsidiary, Tompkins Mahopac Bank, paid $248,538 in legal fees to Spain & Spain, PC. Of this amount, $41,216 was paid as a general retainer, and $58,857 was paid for litigation fees. An additional amount of $148,465 was paid for mortgage closing services, the cost of which was reimbursed by the borrowers in connection with the mortgage closings.

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REPORT OF THE AUDIT/EXAMINING COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that it be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The Audit/Examining Committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities. The Audit/Examining Committee is composed of four non-employee Directors, all of whom are “Independent Directors” under Section 803 of the NYSE American Company Guide and Rule 10A-3 under the Exchange Act.

The Audit/Examining Committee operates under a written charter approved by the Board. The Audit/Examining Committee’s primary duties and responsibilities are: to oversee the Company’s accounting and financial reporting process and the audit of the Company’s financial statements and to monitor the integrity of the Company’s financial statements; to monitor the independence and qualifications of the Company’s independent auditor; to monitor the performance of the Company’s independent auditor and internal auditing department; to provide an avenue of communication among the Company’s independent auditor, management, the internal auditing department, and the Board of Directors; and to monitor compliance by the Company with legal and regulatory requirements. The Audit/Examining Committee is also directly responsible for the appointment, evaluation, and compensation of the Company’s independent auditor and that of the Company’s internal Corporate Audit Manager.

The Audit/Examining Committee reports to the Board on a quarterly basis. The Audit/Examining Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. During the meetings, the Audit/Examining Committee periodically assessed and discussed with management the Company’s significant business risk exposures. Throughout the course of the year, the Committee reviewed results of internal audits performed, which audits evaluated the effectiveness of the Company’s internal controls over financial reporting. These reviews of internal audits are conducted in addition to the Committee’s annual review with the Company’s independent auditors, described below. The Audit/Examining Committee’s meetings include, whenever appropriate, executive sessions with the Company’s independent auditors and with the Company’s internal auditors, in each case without the presence of the Company’s management. During fiscal 2019, the Committee conducted five (5) executive sessions with the Company’s independent auditors, and five (5) sessions with the Company’s internal auditors, in each case without the presence of the Company’s management.

The Audit/Examining Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities. It has direct access to the independent auditors and to any employee or officer of the Company it deems necessary. The Audit/Examining Committee has the ability to retain, at the Company’s expense and at compensation it deems appropriate, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm, KPMG, is responsible for performing an independent audit of the Company’s consolidated financial statements and an audit of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States).

In connection with its responsibilities, the Audit/Examining Committee reviewed and discussed with management and with KPMG the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2019. The Audit/Examining Committee also discussed with KPMG the firm’s assessment of the Corporation’s internal controls and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit/Examining Committee also received and discussed the written disclosures and the letter from KPMG LLP required by Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence” and has discussed with KPMG LLP its independence. The Audit/Examining Committee also discussed with the Company’s Corporate Audit Manager the Corporation’s internal controls framework and the assurance of tested controls.

Based upon the Audit/Examining Committee’s discussions with management, the Company’s Corporate Audit Manager, and KPMG and the Audit/Examining Committee’s review of the information described in the preceding paragraph, the Audit/Examining Committee recommended to the Board that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2019 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.

The Committee reviewed KPMG’s performance, qualifications and tenure, the qualifications of the lead engagement partner, management’s recommendation regarding retention of the firm, and considerations related to audit firm rotation. The Committee noted KPMG’s continued independence, strong performance and qualifications, and determined that it continues to be in the Company’s best interest to retain KPMG as the Company’s independent registered public accounting firm for fiscal year 2020.

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Members of the Audit/Examining Committee:

Paul J. Battaglia, Chair

James W. Fulmer

Frank C. Milewski

Jennifer R. Tegan

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit/Examining Committee has appointed KPMG to continue as the Company’s independent registered public accounting firm engaged for the purpose of auditing the consolidated financial statements of the Company for the fiscal year ending December 31, 2020. A representative of KPMG is expected to attend the Annual Meeting and will have an opportunity to make statements and respond to appropriate questions from shareholders.

Audit and Non-Audit Fees

KPMG, a registered public accounting firm, is engaged as the Company’s independent auditor. The following table sets forth the aggregate audit fees billed to the Company for the fiscal years ended December 31, 2019 and December 31, 2018 by KPMG.

	2019		2018
Audit Fees:	$840,500	(1)	$676,500
Audit-Related Fees:	$7,500	(2)	$12,500
Tax Fees:	0		0
Other Fees:	0

(1)	2019 Audit fees include non-recurring audit fees related to CECL, new lease accounting, and Critical Audit Matter reporting of approximately $150,000.

(2)	Audit related fees include fees in connection with consents for SEC filings.

Audit Fees: These are fees for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the consolidated financial statements included in the Company’s periodic reports under the Exchange Act, and for services that would normally be provided by the Company’s auditor in connection with statutory and regulatory filings or engagements for the periods covered. Audit Fees also include activities related to internal control reporting under Section 404 of the Sarbanes-Oxley Act.

Audit-Related Fees: These include fees for assurance and related services provided by the independent auditor that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” All fees billed by KPMG for services related to the audit or review of the Company’s financial statements are reported as “Audit Fees” above.

Tax Fees: These are fees for professional services rendered regarding tax compliance, tax advice or tax planning. More specifically, these include fees billed for tax return preparation, quarterly estimates, tax planning, and tax related research.

All Other Fees: These are fees for all other products and services provided by the independent auditor that do not fall within the previous categories.

The Company’s principal independent auditor, KPMG, did not perform any services other than financial audit services and audit-related services described above during fiscal 2019 and 2018.

Audit/Examining Committee Pre-Approval Policy

The Audit/Examining Committee pre-approves all audit services and permitted non-audit services (including the fees and terms of such services) to be provided to the Company by its independent auditor, other than non-audit services falling within the de minimis exception described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit/Examining Committee prior to the completion of the audit. The Audit/Examining Committee may delegate to one or more designated members of the Audit/Examining Committee the authority to grant pre-approvals of audit services and permitted non-audit services, provided that decisions of such designated member(s) to pre-approve one or more such services shall be reported to the full Audit/Examining Committee at its next scheduled meeting.

All audit services provided by KPMG, the independent registered public accounting firm engaged for the purpose of auditing the consolidated financial statements of the Company for fiscal 2019 and fiscal 2018, were pre-approved by the Company’s Audit/Examining Committee.

37

SHAREHOLDER PROPOSALS

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2020 Annual Meeting and that shareholders desire to have included in the Company’s Proxy materials relating to such meeting must be received by the Company no later than November 27, 2020, which is 120 calendar days prior to the anniversary of the Company’s mailing of this Proxy Statement, and must be in compliance with SEC Rule 14a-8 in order to be considered for possible inclusion in the Proxy Statement and Form of Proxy for that meeting.

OTHER ANNUAL MEETING BUSINESS

Under the Company’s Bylaws, in order for a matter to be deemed properly presented at the 2021 Annual Meeting outside of the Rule 14a-8 process described above, notice must be delivered to the Corporate Secretary of the Company at the principal executive offices of the Company no later than the close of business on November 27, 2020 (120 calendar days prior to the anniversary of the Company’s mailing of this Proxy Statement). The shareholder’s notice must set forth, as to each matter the shareholder proposes to bring before the annual meeting (a) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (c) the number of shares of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (d) any personal or other material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business. In addition, a shareholder seeking to submit such business at an annual meeting shall promptly provide any other information reasonably requested by the Company. If a shareholder gives notice of such a proposal after the Bylaw deadline, the shareholder will not be permitted to present the proposal to the shareholders for a vote at the meeting. SEC rules permit the proxy holders to vote in their discretion in certain cases if the shareholder does not comply with this deadline, and in certain other cases notwithstanding the shareholder’s compliance with this deadline.

FORM 10-K

A copy of the Company’s Annual Report on Form 10-K filed with the SEC is available without charge at our website (http://www.tompkinsfinancial.com) or by writing to: Tompkins Financial Corporation, ATTN: Francis M. Fetsko, Executive Vice President & Chief Financial Officer, P.O. Box 460, Ithaca, New York 14851. In addition, the Annual Report on Form 10-K (with exhibits) is available at the SEC’s Internet site (http://www.sec.gov).

OTHER MATTERS

The Company’s Board of Directors knows of no business to be presented for shareholder action at the Company’s Annual Meeting other than the election of Directors, the advisory approval of the compensation paid to the Company’s Named Executive Officers, and the ratification of the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2020. If any additional matters should be presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the person or persons acting under the proxy.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Company’s Annual Meeting, you are urged to vote your proxy promptly. You may vote by telephone, via the Internet, or mark, sign, date, and return the enclosed Proxy Card in the accompanying pre-addressed postage-paid envelope. Your proxy may be revoked prior to its exercise by delivering to the Company’s Corporate Secretary prior to the Company’s Annual Meeting a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Company’s Annual Meeting, filing a written notice of revocation with the Corporate Secretary at the Company’s Annual Meeting prior to the vote, and voting in person. To obtain directions to be able to attend the Annual Meeting and vote in person, please contact our Corporate Secretary at (607) 274-2078.

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HOUSEHOLDING OF PROXY STATEMENT

The SEC permits companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements and annual reports to shareholders with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement or annual report to shareholders, as applicable, addressed to those shareholders. As permitted by the Exchange Act, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless shareholders have notified the Company of their desire to receive multiple copies of the Proxy Statement. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of this Proxy Statement and wish to receive only one, please contact the Investor Relations Department of the Company, P.O. Box 460, Ithaca, NY 14851; 1-607-274-2004. The Company will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies from the Company should be directed to:

Tompkins Financial Corporation

P.O. Box 460

Ithaca, NY 14851

(607) 274-2078

Attention: Ms. Kathleen A. Manley, Assistant Vice President and Corporate Secretary

Dated: March 27, 2020	By Order of the Board of Directors

Asst. Vice President & Corporate Secretary

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P.O. Box 460, Ithaca, New York 14851

(607) 273-3210

www.tompkinsfinancial.com

TOMPKINS FINANCIAL CORPORATION C/O AMANDA LIPPINCOTT 118 EAST SENECA ST P.O. BOX 460 ITHACA, NY 14851

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 4, 2020 for shares held directly and by 11:59 p.m. Eastern Time on April 30, 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/TMP2020

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 4, 2020 for shares held directly and by 11:59 p.m. Eastern Time on April 30, 2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D02742-Z76723	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

TOMPKINS FINANCIAL CORPORATION		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends a vote “FOR” all Nominees listed under Proposal 1 below, and “FOR” Proposals 2 and 3.		☐	☐	☐

1.	Election of thirteen (13) directors for a term of one year:

Nominees:

	01) John E. Alexander	08) Thomas R. Rochon
	02) Paul J. Battaglia	09) Stephen S. Romaine
	03) Daniel J. Fessenden	10) Michael H. Spain
	04) James W. Fulmer	11) Jennifer R. Tegan
	05) Patricia A. Johnson	12) Alfred J. Weber
	06) Frank C. Milewski	13) Craig Yunker
07) Ita M. Rahilly
							For	Against	Abstain

2.	Advisory approval of the compensation paid to the Company’s Named Executive Officers.						☐	☐	☐

3.	Ratify the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2020.						☐	☐	☐

NOTE: In their discretion, the proxies will vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER
MEETING TO BE HELD ON MAY 5, 2020:

The Notice of Meeting/Proxy Statement, Corporate Report, and Form 10-K are available at
www.proxyvote.com.

D02743-Z76723

PROXY/VOTING INSTRUCTION CARD THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TOMPKINS FINANCIAL CORPORATION
FOR THE ANNUAL MEETING OF SHAREHOLDERS ON TUESDAY, MAY 5, 2020

The undersigned shareholder of TOMPKINS FINANCIAL CORPORATION (the "Company") hereby constitutes and appoints Francis M. Fetsko and Kathleen A. Manley, and each of them, as agent and proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Common Stock of the Company standing in his or her name on the books of the Company and that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held virtually at www.virtualshareholdermeeting.com/TMP2020 at 6:30 p.m. on Tuesday, May 5, 2020, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse side.

For your safety and ours, we strongly encourage you to attend the meeting remotely, however you may attend the meeting in person at the Company’s headquarters building, 118 E. Seneca Street, Ithaca, NY 14850. You must register your planned in-person attendance at least five (5) business days prior to the meeting. Instructions for registering are located on the cover of our Proxy Statement.

THE UNDERSIGNED HEREBY INSTRUCTS THE SAID PROXIES TO VOTE IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED ON THE REVERSE SIDE. IF NO INSTRUCTION IS GIVEN ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE; “FOR” ADVISORY APPROVAL OF THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS; AND “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, KPMG LLP, AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020. THE PROXIES WILL VOTE IN THEIR DISCRETION WITH RESPECT TO SUCH OTHER MATTERS (INCLUDING MATTERS INCIDENT TO THE CONDUCT OF THE MEETING), AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated March 27, 2020 relating to the Annual Meeting of Shareholders to be held May 5, 2020. (Signature on the reverse side is required.)

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, signed and dated on reverse side.)